[GE Logo Omitted]

GE INSTITUTIONAL FUNDS


                   Annual Report
                                               September 30, 1998

                                            Emerging Markets Fund
                                        International Equity Fund
                                                 U.S. Equity Fund
                                      Small-Cap Value Equity Fund
                                              Mid-Cap Growth Fund
                                               S&P 500 Index Fund
                                                      Income Fund
                                                Money Market Fund

                                  [GE Logo in background Omitted]

                                                          GE Institutional Funds
--------------------------------------------------------------------------------
Understanding Your Report
--------------------------------------------------------------------------------

A LETTER FROM THE PRESIDENT ......................     1

REVIEW OF PERFORMANCE AND SCHEDULES OF INVESTMENTS
   GE Institutional Funds' Portfolio Managers'
   Q&A and Schedules of Investments

   EMERGING MARKETS FUND .........................     3


   INTERNATIONAL EQUITY FUND .....................     8


   U.S. EQUITY FUND ..............................    13


   SMALL-CAP VALUE EQUITY FUND ...................    19


   MID-CAP GROWTH FUND ...........................    23


   S&P 500 INDEX FUND ............................    27


   INCOME FUNDS ..................................    34
     INCOME FUND
     MONEY MARKET FUND

   NOTES TO PERFORMANCE AND NOTES TO SCHEDULES OF
      INVESTMENTS ................................    41

FINANCIAL STATEMENTS

   Financial Highlights ..........................    42
   Notes to Financial Highlights .................    43
   Statements of Assets and Liabilities,
     Operations, and Changes in Net Assets .......    44

NOTES

   Notes to Financial Statements .................    50


REPORT OF INDEPENDENT ACCOUNTANTS ................    56

GE INSTITUTIONAL FUNDS' INVESTMENT TEAM ..........    INSIDE BACK COVER



This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

                                                     A Letter from the President
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:


We are pleased to report on the performance of the GE Institutional Funds for the period since the funds' inception through September 30, 1998.

During the period, currency devaluation spread through Asia. Capital flight affected Russia, then Latin America. The Dow broke through the 9000 barrier for the first time, then dropped steeply as growing global economic turmoil shook the U.S. financial system. Reflecting market uncertainty, assets flowed from equities and equity mutual funds into the preceived safety of fixed-income securities.

For most of 1998, rising stock prices, falling long-term interest rates and a strong job market fueled the American economy and insulated it from global economic problems. In August, the S&P 500's year-long gain of nearly 15% was eliminated. By the end of September, the S&P 500 made a partial recovery, managing a return of 6% for the nine-month period.

MARKET OVERVIEW

Early in 1998, the stock market seemed to be setting the pace for a fourth year of more than 20% annual gains. The economy was steady, the ongoing crisis in Asia had lessened and the controversies surrounding the White House abated. In mid-July, the Dow reached 9337.97, its highest historic level.

The collapse of the Russian stock market in August triggered a world-wide stock market slide. With valuations historically high, the market could not tolerate a negative surprise. As uncertainty in Asia came back to the forefront, the turbulence in Russia spread to Latin America and other emerging markets where U.S. companies have much larger exposure than they do in Russia, U.S. corporate earnings came under pressure and exports fell to their lowest levels in a decade.

Continental Europe was a bright spot for much of the period, with markets posting double-digit gains through August. Barring unforeseen events, European markets should quickly snap back from blows delivered by their investments in Russia and other emerging markets.

Three events fueled U.S. market jitters as the period closed. In Washington, the U.S. Congress began deliberating whether to impeach the President. The U.S. Federal Reserve Bank helped organize the rescue of a large American investment fund whose collapse could have threatened world financial markets. And in hopes of cushioning the U.S. economy, the Federal Reserve (the"Fed") cut the short-term interest rate by a quarter-percentage point, the first reduction in nearly three years.

At the end of September, the yield on the benchmark 30-year Treasury Bond fell below 5% for the first time in three decades. U.S. Treasuries and other government securities were major beneficiaries of the Fed's actions and of world market volatility. For two quarters now, global investors have moved into Treasuries because of their safety and liquidity. Concern that people will pre-pay mortgages as interest rates fall affected mortgage-backed securities. Corporate debt spreads have widened as investors worry that economic slowing here and abroad could impair credit quality.

OUR OUTLOOK

We expect market volatility to continue through early 1999. We believe the market has the potential to test the August low level before it stabilizes within the next six months. This scenario could change if hedge fund problems or other unexpected events cause further global instability

This is a period for caution but there are some positives. The U.S. economy's underlying fundamentals are strong. Interest rates and inflation are low, companies are productive and unemployment numbers, while beginning to rise, are still good. However, Fed Chairman Alan Greenspan cautioned recently that a market shift in investor psychology and global turmoil could dampen growth. In that case, the Fed may decide on another round of interest rate reductions.

                                                     A Letter from the President
--------------------------------------------------------------------------------

In light of Fed policy, fixed income investments should continue to perform well as investors trade risk for safety. With respect to the stock market, bargains exist in small-caps, where we recently launched a fund for institutional investors; in capital goods; financial and energy sectors; and in large pharmaceuticals whose earnings are driven by new products, rather than the economic cycle.

On the international front, Asia's woes show no signs of abating. However, the outlook for European equities is favorable. European economies and corporate profits continue to grow as companies restructure, merge, acquire other firms and ready themselves for a single currency in 1999. Finally, a new wave of capital should infuse European equity markets as European companies open their pension plans to individual funding.

On a final note, many shareholders have inquired about the Year 2000. GE Investments Management (GEIM) has incorporated Year 2000 analysis into its investment decision making process. GEIM has also been working to identify and address Year 2000 date-related issues in a broad range of areas including applications, process-enabling systems and facilities. With respect to third-party systems, GEIM, like many other similarly situated companies, must largely rely on the efforts and affirmations of others. Although the interaction of various software and hardware elements is highly complex - and the possibility of Year 2000 related problems cannot be totally eliminated - GEIM believes it is taking appropriate steps.


Sincerely,



/s/ signature omitted


Michael J. Cosgrove



Mike Cosgrove is the President of the Investment Services Group of GE Financial Assurance Holdings, Inc. and GE Investment Distributors, Inc., the funds' distributor. In this role, he is responsible for the marketing, product development and sales of the funds. Mike is also a Trustee of the GE Pension Trust and GE's employee savings program.

In Mike's previous position as Chief Financial Officer of GE Investments and Assistant Treasurer-GE Company, he had financial responsibility for all assets under GE Investments' management. Mike joined GE in 1970. After completing the GE Financial Management Program he held a number of managerial positions in finance and sales in the International Operation, including serving as Vice President and Treasurer and later as the Vice President - Countertrade and Barter for GE Trading Company.

Mike graduated from Fordham University in 1970 with a B.S. degree in Economics and received his M.B.A. degree from St. John's University in 1973.

                                                           Emerging Markets Fund
--------------------------------------------------------------------------------

 Q&A

Ralph Layman manages the international equity investment process at GE Investments. Total assets under his management exceed $9 billion. He leads a team of portfolio managers for the Emerging Markets Fund. Prior to joining GE Investments in 1991, Ralph was Executive Vice President and Partner and Portfolio Manager of International Equity Operations at Northern Capital Management. Previously, he was a Vice President and Portfolio Manager at Templeton Investment Counsel, Inc. He was instrumental in forming Templeton's Emerging Markets Fund, the first listed emerging markets equity fund in the U.S. Ralph is a Trustee of the GE Pension Trust, and GE's employee savings program, and serves on the GE Investments' Asset Allocation Committee. He is a Chartered Financial Analyst (CFA), a charter member of the International Society of Security Analysts and a member of the New York Society of Security Analysts. Ralph is a graduate of the University of Wisconsin with a B.S. in Economics and a M.S. in Finance.

Q. How did the Emerging Markets Fund perform against its benchmark for the period since inception, November 25, 1997 through September 30, 1998?

A. The fund generated a negative return of 31.96% for the period since inception, November 25, 1997 through September 30, 1998, but outperformed its benchmark, the Morgan Stanley Emerging Markets Free Index, which fell 34.44% during the same period.

Q.   What factors influenced the fund's performance?

A. The fund had a strong stock selection in Asia and in Europe's emerging markets, India stands out. Our Indian software stocks posted year-to-date increases of up to 250%. In Europe, the fund benefited from its Greek positions, as that market rose 39% year to date.

     Although Egypt is not part of our benchmark index, our holdings there did well because the country is insulated from the global market turmoil. During the second quarter, the fund divested its holdings in Malaysia, sparing us from the market's 40% drop in the past three months.

     On the minus side, the fund was overweighted in Brazilian stocks for much of the period. In the third quarter, currency concerns made Brazil a difficult market. Currently, the fund is neutrally weighted in that country. In Mexico, the fund's growth stock investments were outpaced by more defensive names.

Q.   Which stocks were noteworthy performers?

A. Two technology services providers in India, Pentafour Software & Exports (+352%) and Satyam Computer Services (+239%) performed outstandingly for the 10 months since the inception of the fund. Food retailer Alfa Beta Vassilopolos of Greece (+60%) also showed strong performance.

Q.   What changes did you make in the fund?

A. The fund's regional weightings were largely unchanged, with an overweight in Europe's emerging markets and an underweight position in Asia. Our exposure to Latin America remains roughly in-line with the index. As for our holdings, the fund started a position in Pliva, the leading pharmaceutical manufacturer in Croatia whose best-selling antibiotic, Zithromax, is marketed by Pfizer. We divested Brazilian beer-maker Brahma, because consumer activity should remain weak in Brazil next year.

Q.   What is your outlook for the fund?

A. This is a very difficult environment but our portfolio contains many well-run companies with good fundamentals and attractive valuations. At these prices, our stocks are discounting a very bleak outlook for the coming years. If the current pessimism over the global economy proves unwarranted, then the emerging markets should deliver strong returns in the future.

                                                           Emerging Markets Fund
--------------------------------------------------------------------------------

=================================================================
                  COMPARISON OF CHANGE IN VALUE
                     OF A $10,000 INVESTMENT
=================================================================

                     [LINE GRAPHIC OMITTED]
                     PLOT POINTS AS FOLLOWS:

            EMERGING MARKETS FUND MS EMERGING MARKETS FREE

11/25/97              10000            10000
11/97                 10200            10117
12/97              10215.36         10360.82
1/98                9723.66          9548.22
2/98               10526.43         10544.86
3/98               11068.31         11002.51
4/98               11329.21         10882.58
5/98               10125.04          9391.23
6/98                9392.51          8406.09
7/98                9653.41          8672.65
8/98                6723.27          6165.04
9/98                6803.55          6556.09


======================================================================
                        AGGREGATE TOTAL RETURN
               FOR THE PERIOD ENDED SEPTEMBER 30, 1998
======================================================================


                              SINCE
                            INCEPTION        COMMENCEMENT
--------------------------------------------------------------------------------

Emerging Markets Fund       -31.96%           11/25/97
--------------------------------------------------------------------------------
MSCI EMF                    -34.44%
================================================================================


Legend as follows:
Emerging Markets Fund
MS Emerging Markets Free

                          INVESTMENT PROFILE

     A mutual fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of issuers that are located in emerging markets countries.


======================================================================
                         REGIONAL ALLOCATION
                       AS OF SEPTEMBER 30, 1998
======================================================================


                         [PIE CHART OMITTED]

                     PLOT POINTS AS FOLLOWS:

Cash and Other                   10.0%
Middle East and Africa           14.6%
Asia                             20.5%
Europe                           21.6%
Latin America                    33.3%


================================================================================
                            TOP TEN LARGEST HOLDINGS
                              AT SEPTEMBER 30, 1998
================================================================================


Telecomunicacoes Brasileiras S.A. ADR            4.67%
--------------------------------------------------------------------------------
NIIT Ltd.                                        2.61%
--------------------------------------------------------------------------------
Pentafour Software & Exports Ltd. GDR            2.00%
--------------------------------------------------------------------------------
New Dimension Software Ltd.                      1.92%
--------------------------------------------------------------------------------
Companhia Energetica de Minas Gerais             1.65%
--------------------------------------------------------------------------------
Telecomunicacoes de Sao Paulo
S.A.-Telesp                                      1.61%
--------------------------------------------------------------------------------
Gruma S.A. de C.V. (Series B) 1.57%
--------------------------------------------------------------------------------
Grupo Continental S.A.                           1.53%
--------------------------------------------------------------------------------
Prokom Software S.A. GDR                         1.48%
--------------------------------------------------------------------------------
Orbotech Ltd.                                    1.41%
================================================================================


                      SEE NOTES TO PERFORMANCE.
         PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                      Schedule of Investments September 30, 1998
--------------------------------------------------------------------------------

                              EMERGING MARKETS FUND
--------------------------------------------------------------------------------
                                                Number
                                             of Shares            Value
--------------------------------------------------------------------------------
Common Stock -- 83.7%
--------------------------------------------------------------------------------

ARGENTINA -- 3.4%
Banco De Galicia y Buenos Aires
   S.R. ADR (Class B)                            2,808         $   44,577
Disco S.A. ADR                                   1,507             21,852(a)
Telefonica de Argentina S.A. ADR
   (Class B)                                     1,896             55,813
YPF S.A. ADR (Class D)                           1,945             50,570
                                                                  172,812
[GRAPHIC OF BRAZILIAN FLAG OMITTED]
BRAZIL -- 6.9%
Companhia de Eletricidade de
   Estado de Rio de
   Janeiro-CERJ                             91,300,000             32,347(a)
Companhia de Saneamento
   Basico de Estado de Sao Paulo               691,416             42,986
Companhia Paranaense de
   Energia-Copel                               200,000                965(a)
Telecomunicacoes Brasileiras S.A
   ADR                                           3,355            236,318(a)
Uniao de Banco Brasiliero
   S.A. GDR                                      2,803             37,840
                                                                  350,456

CHILE -- 1.3%
Companhia de Telecomunicaciones de
   Chile S.A. ADR                                3,461             66,192

CHINA -- 0.2%
Brilliance China Automotive
   Holdings Ltd.                                   430              2,983
Founder Hong Kong Ltd.                           9,600              1,673
Guangdong Kelon Electrical
   Holdings Co. Ltd.                             4,000              2,684
Huaneng Power International Inc.
   ADR                                             199              2,040(a)
                                                                    9,380

CROATIA -- 1.5%
Pliva D D GDR (Regd.)                            3,892             51,180
Zagrebacka Banka GDR                             3,079             25,094(b)
                                                                   76,274

--------------------------------------------------------------------------------
                                                Number
                                             of Shares           Value
--------------------------------------------------------------------------------

CZECH REPUBLIC -- 0.8%
Ceske Radiokomunikace GDR                       1,225         $ 31,636(a,b)
CKD Praha Diz                                   1,435            9,558
                                                                41,194

EGYPT -- 1.0%
Olympic Group Financial
   Investment Co.                              11,757           51,958(a)

[GRAPHIC OF FLAG OF GREECE OMITTED]

GREECE -- 8.7%
A.G. Petzetakis S.A                            13,530           60,181
Agricultural Bank of Greece                     2,460           42,572
Alfa Beta Vassilopoulos S.A. (Regd.)            2,630           44,782
Alpha Credit Bank (Regd.)                         648           48,189
Attica Enterprises S.A                          5,533           39,704
Delta Informatics S.A                           1,176           21,782
Delta Informatics S.A. (Regd.)                  2,134           39,525
Intrasoft S.A                                   3,260           59,361
STET Hellas Telecommunications
   S.A. ADR                                     1,524           47,244(a)
Strintzis Lines                                 7,790           38,440
                                                               441,780

HUNGARY -- 1.9%
Demaz RT GDR                                    4,191           49,035
Mezogazdasagi Gepgyarto RT                      3,507           36,839(a)
North American Business
   Intelligence Systems Inc.                    1,857           11,347(a)
                                                                97,221

[GRAPHIC OF FLAG OF INDIA OMITTED]

INDIA -- 8.5%
Aptech Ltd.                                     1,000           12,756(a)
Bharat Heavy Electricals Ltd.                   1,900           12,592
Cipla Ltd.                                      1,200           24,393
CMC Ltd.                                        1,200            6,001
Housing Development Finance
   Corp. Ltd.                                     180           10,260
Leading Edge Systems Ltd.                         800            8,804(a)
NIIT Ltd.                                       4,100          132,094
Pentafour Software & Exports Ltd.
   GDR                                          6,000          101,426
Ranbaxy Laboratories Ltd. GDR                   1,962           34,669(b)
Satyam Computer Services Ltd.                   3,300           45,071
Sun Pharmaceutical Industries Ltd.              4,800           39,595
                                                               427,661

INDONESIA -- 0.4%
PT Astra International Inc.                   174,500            6,116
PT Gudang Garam                                 2,500            1,337


----------
See Notes to Schedule of Investments and Financial Statements.

                                                           EMERGING MARKETS FUND

--------------------------------------------------------------------------------
                                             Number
                                          of Shares            Value
--------------------------------------------------------------------------------

PT Hanjaya Mandala Sampoerna                11,000         $   2,339
PT International Nickel                     20,000             5,047
PT Modern Photo Film Co.                    41,000             1,628
PT Mulia Industrindo                       118,500             2,215
PT Unilever Indonesia                          500               654
                                                              19,336
 ISRAEL -- 11.3%
Comverse Technology Inc.                     1,370            55,999(a)
ECI Telecommunications Ltd.                  2,119            51,916
Formula Systems Ltd.                         1,700            36,075(a)
Fundtech Ltd.                                2,007            21,575(a)
Geo Interactive Media Group PLC             21,532            12,446(a)
MEMCO Software Ltd.                          3,133            43,862(a)
New Dimension Software Ltd.                  3,901            97,037(a)
NICE Systems Ltd. ADR                        1,868            27,553(a)
Orbotech Ltd.                                2,216            71,327(a)
Paradigm Geophysical Ltd.                    4,262            25,039(a)
Sapiens International Corp. N.V              8,468            41,282(a)
Tecnomatix Technologies Ltd.                 3,191            29,916(a)
Teva Pharmaceutical Industries
   Ltd. ADR                                  1,556            58,933
                                                             572,960
KAZAKHSTAN -- 1.2%
Efes Sinai Yatirim Holding A.S           3,822,000            37,183
Kazkommertsbank GDR                          4,279            22,465(a)
                                                              59,648

[FLAG GRAPHIC OMITTED]

MEXICO -- 13.7%
Cemex S.A. de C.V                           19,923            49,720
Coca-Cola Femsa S.A. de C.V. ADR             3,559            43,375
Controladora Comercial Mexicana
   S.A. de C.V                              59,280            31,855
Desc S.A. de C.V. ADR (Class C)                928            12,760
Desc S.A. de C.V. (Series B)                47,270            36,433
Fomento Economico Mexicano S.A
   de C.V. ADR                               2,766            54,283
Geo S.A. de C.V                             20,632            40,463(a)
Gruma S.A. de C.V. (Series B)               38,494            79,268
Grupo Carso S.A. de C.V. ADR                 6,908            37,994
Grupo Continental S.A                       29,300            77,574
Grupo Financiero Banamex Accival
   S.A. de C.V                              65,186            57,528(a)
Grupo Financiero Bancomer
   S.A. ADR (Series C)                      15,228            53,298(b)
Grupo Financiero Banorte S.A
   de C.V                                   84,274            44,624(a)
Grupo Televisa S.A. GDR                      1,754            33,874
Tubos de Acero de Mexico
    S.A. ADR                                 5,748            41,673
                                                             694,722

--------------------------------------------------------------------------------
                                            Number
                                         of Shares         Value
--------------------------------------------------------------------------------

PAKISTAN -- 0.3%
Hub Power Co.                             23,352         $  6,533
Muslim Commercial Bank                    25,000            9,534
                                                           16,067
PANAMA -- 1.7%
Banco Latinoamericano de
   Exportaciones S.A. (Class E)            2,090           33,571
Panamerican Beverages Inc.
   (Class A)                               2,825           50,320
                                                           83,891
PHILIPPINES -- 1.9%
Benpres Holdings Corp.                   438,200           28,045(a)
C & P Homes Inc.                         336,200            1,806
Metropolitan Bank & Trust Co.              6,120           20,983
Philippine Commercial
   International Bank                      9,900           22,176
San Miguel Corp. S.A                      10,500           13,560
Solid Group Inc.                         437,600            5,101
SPI Technologies Inc.                      8,800            3,419
                                                           95,090
POLAND -- 3.0%
Elektrim Spolka Akcyjna S.A                3,701           37,497
Okocimskie Zaklady Piwowarskie
   S.A                                     5,657           39,581
Prokom Software S.A. GDR                   4,269           74,921(b)
                                                          151,999

RUSSIA -- 1.4%
Oyj Hartwall Abp                           2,343           25,345
PLD Telekom Inc.                          12,787           21,578(a)
Premier Telesports Ltd.                    1,344           17,158(a)
Sun Brewing Ltd. GDR                       3,894            8,372(a)
                                                           72,453

SINGAPORE -- 1.2%
Datacraft Asia Ltd.                       23,000           62,100

SOUTH AFRICA -- 2.3%
Dimension Data Holdings Ltd.               9,520           38,710
Metro Cash & Carry Ltd.                   67,074           33,550
Nedcor Ltd.                                2,737           44,237
                                                          116,497

SOUTH KOREA -- 2.3%
Dae Duck Electronics Co.                     380           22,132
Hyundai Heavy Industries                   1,133           16,945
Medison Co. Ltd.                           3,630           36,019
Medison Co. Ltd.                             330              928(a,f)

----------
See Notes to Schedule of Investments and Financial Statements.

                                      Schedule of Investments September 30, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              Number
                                           of Shares            Value
--------------------------------------------------------------------------------

Pohang Iron & Steel Co. Ltd.                   520         $  20,446
S1 Corp.                                        54             6,252
Sindo Ricoh Co.                                560            12,865
                                                             115,587

TAIWAN -- 5.0%
Cathay Construction Corp.                   31,500            16,550
Compal Electronics Inc.                     21,000            62,177
Far Eastern Textile Ltd.                    96,320            58,435
Kee Tai Properties Co. Ltd.                 29,700            29,743
Taiwan Fund Inc.                             4,116            50,421
Taiwan Semiconductor
   Manufacturing Co.                        17,400            33,335
Taiwan Semiconductor
   Manufacturing Co. ADR                       275             3,369(a)
                                                             254,030

THAILAND -- 0.7%
Banpu Public Co. Ltd.                        5,000            10,746
Hana Microelectronics Public Co.
   Ltd                                       1,300             3,714
Industrial Finance Corp. of
   Thailand                                 24,000             4,733
Industrial Finance Corp. of
   Thailand                                 12,000                 0(a,f)
Land & House Public Co. Ltd.                 6,500             1,266
Siam Cement Public Co. Ltd.                  1,500            14,412
                                                              34,871

TURKEY -- 3.1%
Aksigorta A.S                              887,892            23,034
Dogan Yayin Holding                      4,718,120            40,801(a)
Enka Holding Yatirim A.S                    35,022             7,571
Global Menkul Degerler A.S               1,890,000            11,407
Migros Turk T.A.S                           38,858            28,003
Tansas A.S                                 325,489            30,493
Yatas Yatak ve Yorgan Sanayi ve
   Ticaret A.S                             448,080            14,531
                                                             155,840
Total Common Stock
   (COST $6,415,838)                                       4,240,019

--------------------------------------------------------------------------------
                                            Number
                                         of Shares           Value
--------------------------------------------------------------------------------
Preferred Stock -- 6.3%
--------------------------------------------------------------------------------
Companhia Energetica de Minas
   Gerais                               3,840,557         $  83,585
Companhia Paranaense de
   Energia-Copel                        8,700,000            57,244
Companhia Riograndense
   de Telecomunicacoes                     28,800             8,673
Petroleo Brasiliero S.A                   290,000            29,843
Telecomunicacoes de
   Rio de Janiero S.A                     766,200            21,652
Telecomunicacoes de
   Sao Paulo S.A.-Telesp                  560,673            81,350
Telerj Celular S.A                        517,800            10,702(a)
Telesp Celular S.A                        598,000            24,718(a)

TOTAL PREFERRED STOCK
   (COST $444,011)                                          317,767

TOTAL INVESTMENTS IN SECURITIES
   (COST $6,859,849)                                      4,557,786

--------------------------------------------------------------------------------
Short-Term Investments -- 8.8%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
   (COST $446,255)                         446,255          446,255

OTHER ASSETS AND LIABILITIES,
   NET 1.2%                                                  59,295
--------------------------------------------------------------------------------
NET ASSETS -- 100%                                       $5,063,336
================================================================================

--------------------------------------------------------------------------------
Other Information (unaudited)
--------------------------------------------------------------------------------

The Emerging Markets Fund invested in the following sectors at September 30,
1998:
                            PERCENTAGE (BASED ON
SECTOR                        TOTAL NET ASSETS)
--------------------------------------------------------------------------------

Services                           23.24%
Capital Equipment                  22.40%
Consumer Goods                     16.30%
Finance                            12.92%
Energy                              6.41%
Materials                           4.88%
Multi Industry                      3.87%
Cash and Other                      9.98%
                                ---------
                                  100.00%
                                =========
----------
See Notes to Schedule of Investments and Financial Statements.

[GRAPHIC OMITTED]

ICONS REPRESENT THE TOP FIVE COUNTRY WEIGHTINGS IN THE
EMERGING MARKETS FUND AT SEPTEMBER 30, 1998.

                                                       International Equity Fund
--------------------------------------------------------------------------------

Q&A

Ralph Layman leads a team of portfolio managers for the International Equity Fund. Refer to page 3 for his biographical details.

Q. How did the International Equity Fund perform compared to its benchmark for the period since inception, November 25, 1997 through September 30, 1998?

A. The fund returned 0.66% for the period since inception, November 25, 1997 through September 30, 1998 while its benchmark, the Morgan Stanley Capital International EAFE Index, returned 1.51% over the same period.

Q.   What drove the fund's performance?

A. Overweighting in Europe, which helped the fund outperform its benchmark for most of the year, was neutralized in August when the Asian economic crisis suddenly spread to Russia, then to Latin America. United Kingdom (U.K.) holdings with exposure in Asia and Russia suffered the largest losses. Latin American equities, which toppled by an average of 40%, also undermined performance while Asian and Japanese equities had a slight positive effects.

Q.   Which investments stand out?

A. A few stocks did well for the 10 month period since inception. Railtrack Group (+74%), a rail and bus operator in the U.K., benefited from favorable government policies; France's Total, a well-run major oil company (+22%); and Pharmacia & Upjohn (+52%), a merged Swedish and U.S. pharmaceutical in an industry whose revenues are largely unaffected by economic turmoil.

Q.   What changed in the portfolio?

A. Because Latin America's investment picture is shaky, we sold a significant portion of Telebras (Telecommunicacoes Brasileiras, the Brazilian telecommunications company), when the government privatized it. Hong Kong-based HSBC was sold when the government began buying stock to fend off speculators. We added two restructuring retailers, Netherlands-based Koninklijke Ahold and Somerfield from the U.K. Another buy was Cable and Wireless Communications, the U.K. `s second largest telecommunications provider, which has 25% growth and good margins.

Q.   What is your outlook for the fund?

A. Until the Russian ruble collapsed, Europe's economic growth looked strong as countries readied for a common currency. Because long-term growth still appears favorable, we do not plan to make any major changes in our portfolio. In Asia, Japan holds the key to economic recovery. Weakness should continue in the region until the Japanese government enacts significant structural changes. Because most companies in other parts of Asia are in deep recession, investments there would be highly speculative. However, we continue to have a small but significant investment in emerging markets, particularly in Latin America and Israel. Even though investments in these regions became riskier in the third quarter, some undervalued companies should deliver over the long term.

                                                       International Equity Fund
--------------------------------------------------------------------------------


=================================================================
                  COMPARISON OF CHANGE IN VALUE
                     OF A $10,000 INVESTMENT
=================================================================

                     [LINE GRAPHIC OMITTED]
                     PLOT POINTS AS FOLLOWS:

                    INTERNATIONAL EQUITY FUND EAFE

11/25/97            10000            10000
11/97               10090            10119
12/97            10266.29         10207.24
1/98              10446.4         10674.01
2/98              11266.9         11358.97
3/98             12027.37         11708.71
4/98             12387.59         11801.21
5/98             12527.67         11743.97
6/98              12237.5         11832.87
7/98             12537.68         11952.86
8/98             10366.35         10472.14
9/98             10066.17         10151.06


======================================================================
                        AGGREGATE TOTAL RETURN
               FOR THE PERIOD ENDED SEPTEMBER 30, 1998
======================================================================


                                    SINCE
                                  INCEPTION        COMMENCEMENT
--------------------------------------------------------------------------------

International Equity Fund            0.66%          11/25/97
--------------------------------------------------------------------------------
MSCI EAFE                            1.51%
================================================================================


Legend as follows:
International Equity Fund
MSCI EAFE

                          INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital by investing primarily in foreign equity securities.


======================================================================
                         REGIONAL ALLOCATION
                       AS OF SEPTEMBER 30, 1998
======================================================================

                         [PIE CHART OMITTED]

                     PLOT POINTS AS FOLLOWS:

Cash and Other            3.4%
Pacific Rim               3.9%
Japan                     5.0%
Other                     6.6%
Europe                   81.1%


======================================================================
                       TOP TEN LARGEST HOLDINGS
                        AT SEPTEMBER 30, 1998
======================================================================


  Total S.A. (Class B)          3.39%
-----------------------------------------------------
  Mannesmann AG                 3.10%
-----------------------------------------------------
  Nokia Oyj (Series A)          2.90%
-----------------------------------------------------
  Cap Gemini S.A.               2.52%
-----------------------------------------------------
  AXA-UAP                       2.43%
-----------------------------------------------------
  Preussag AG                   2.36%
-----------------------------------------------------
  Siebe PLC                     2.35%
-----------------------------------------------------
  ING Groep N.V.                2.32%
-----------------------------------------------------
  Pharmacia & Upjohn Inc.       2.10%
-----------------------------------------------------
  Airtours PLC                  2.00%
=====================================================


                      SEE NOTES TO PERFORMANCE.
         PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                      Schedule of Investments September 30, 1998
--------------------------------------------------------------------------------

                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
                                                 Number
                                              of Shares             Value
--------------------------------------------------------------------------------
Common Stock -- 96.3%
--------------------------------------------------------------------------------

AUSTRALIA -- 1.8%
Brambles Industries Ltd.                         85,722         $ 1,850,345
Coca Cola Amatil Ltd.                            71,435             188,321
                                                                  2,038,666

AUSTRIA -- 0.4%
VA Technologie AG                                 5,022             455,632

BRAZIL -- 1.0%
Telecomunicacoes Brasileiras S.A.
  ADR                                            11,088             781,011(a)
Uniao de Banco Brasiliero
  S.A. GDR                                       27,953             377,366
                                                                  1,158,377

CANADA -- 0.3%
Newcourt Credit Group Inc.                       14,733             381,496

CROATIA -- 0.2%
Pliva D D GDR (Regd.)                            14,481             190,425

FINLAND -- 5.2%
Merita Ltd. (Series A)                          208,428           1,061,714
Nokia Oyj (Series A)                             41,725           3,315,351
Pohjola Group Insurance Ltd. Co.
(Series B)                                        6,902             272,849
Sampo Insurance Co.
Ltd. (Series A)                                  43,336           1,236,710
                                                                  5,886,624
[GRAPHIC OF FLAG OF FRANCE OMITTED]

FRANCE -- 19.9%
Alstom                                           45,123             966,956(a)
AXA-UAP                                          30,298           2,775,612
Cap Gemini S.A.                                  18,781           2,877,620
Carrefour S.A.                                    3,127           1,982,924
Coflexip S.A. ADR                                33,945           1,345,071
Elf Aquitaine S.A. ADR                            8,578           1,058,502
Lyonnaise Des Eaux S.A.                          11,404           1,942,822
Michelin CGDE (Regd.) (Class B)                  11,296             443,787
Renault S.A.                                     31,153           1,246,165
Rhone-Poulenc S.A. (Class A)                     31,528           1,323,097
Schneider S.A.                                   33,725           1,758,581
Societe Generale                                 10,686           1,183,135
Total S.A. (Class B)                             30,750           3,876,835
                                                                 22,781,107


--------------------------------------------------------------------------------
                                               Number
                                            of Shares              Value
--------------------------------------------------------------------------------

[GRAPHIC OF FLAG OF GERMANY OMITTED]
GERMANY -- 12.4%
Bayerische Vereinsbank AG                       26,856         $ 1,978,076
Daimler-Benz AG                                 19,980           1,672,627
Fresenius Medical Care AG                       23,328           1,243,266
Mannesmann AG                                   38,757           3,550,897
Muenchener Rueckversicherungs-
  Gesellschaft AG (Regd.)                        4,706           2,076,685
Preussag AG                                      7,821           2,704,649
Volkswagen AG                                   13,633             983,728
                                                                14,209,928

GREECE -- 0.6%
Alpha Credit Bank (Regd.)                        7,288             541,972
National Bank Greece S.A. GDR                    6,242             165,413(b)
                                                                   707,385

HONG KONG -- 0.6%
Giordano International Ltd.                    694,000              94,041
Johnson Electric Holdings                      300,400             569,879
                                                                   663,920

ISRAEL -- 2.8%
Comverse Technology Inc.                        18,933             773,886(a)
ECI Telecommunications Ltd.                     59,749           1,463,850
Teva Pharmaceutical Industries
  Ltd. ADR                                      24,483             927,294
                                                                 3,165,030
[GRAPHIC OF FLAG OF ITALY OMITTED]
ITALY -- 7.3%
Assicurazioni Generali                          35,711           1,161,773
Banca Intesa S.p.A.                            220,039             926,466
Credito Italiano                               294,631           1,228,038
Industrie Natuzzi S.p.A. ADR                    10,679             210,910
Montedison S.p.A.                            1,336,134           1,277,327
Saipem                                         264,019           1,119,640
Telecom Italia Mobile S.p.A.                   261,649           1,524,892
Telecom Italia S.p.A                           123,264             849,440
                                                                 8,298,486

JAPAN -- 5.0%
Canon Inc.                                      94,000           1,906,079
Honda Motor Co.                                 14,000             425,314
Minebea Co. Ltd.                                39,000             317,185
NTT Data Corp.                                     250             911,387
Shin-Etsu Chemical Co.                          28,000             443,761
Sony Corp.                                      23,200           1,611,712
Sumitomo Realty & Development                   81,000             148,238
                                                                 5,763,676

----------
See Notes to Schedule of Investments and Financial Statements.

                                      Schedule of Investments September 30, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                 Number
                                              of Shares             Value
--------------------------------------------------------------------------------

LUXEMBOURG -- 0.0%
Societe Europeene de Communicion                  7,583             44,506(a,f)

MEXICO -- 1.4%
Desc S.A. de C.V. (Series B)                    164,020         $  126,417
Desc S.A. de C.V. ADR (Class C)                  21,293            292,779
Gruma S.A. de C.V. (Series B)                    90,754            186,883
Grupo Carso S.A. de C.V. ADR                    100,380            552,090
Grupo Financiero Bancomer S.A.
ADR (Series C)                                  123,282            431,487(b)
                                                                 1,589,656
[GRAPHIC OF FLAG OF NETHERLANDS OMITTED]

NETHERLANDS -- 5.9%
IHC Caland N.V.                                  33,378          1,559,595
ING Groep N.V.                                   58,856          2,653,196
Ispat International N.V. (Regd.)
(Class A)                                        21,151            158,632(a)
Koninklijke Ahold N.V.                           34,754          1,038,920
Philips Electronics N.V.                         25,810          1,390,987
                                                                 6,801,330

NORWAY -- 0.1%
Den Norske Bank ASA                              49,303            154,697

PANAMA -- 0.6%
Panamerican Beverages Inc.
(Class A)                                        35,261            628,087

PHILIPPINES -- 0.2%
Metro Bank & Trust Co.                            9,220             31,611
San Miguel Corp. S.A.                           172,100            222,255
                                                                   253,866

PORTUGAL -- 1.7%
Banco Comercial Portugues (Regd.)                48,322          1,306,008
Jeronimo Martins, SGPS S.A.                      17,028            577,262
                                                                 1,883,270

SOUTH AFRICA -- 0.3%
Barlow Ltd.                                      63,709            238,458
Iscor Ltd.                                      258,053             57,953
                                                                   296,411

SOUTH KOREA -- 0.5%
Hyundai Heavy Industries                         26,370            394,388
Pohang Iron & Steel Co. Ltd.                      5,606            220,427
                                                                   614,815

SPAIN -- 2.7%
Argentaria S.A.                                 101,540          2,020,999
Repsol S.A.                                      26,310          1,112,199
                                                                 3,133,198

--------------------------------------------------------------------------------
                                                  Number
                                               of Shares            Value
--------------------------------------------------------------------------------


SWEDEN -- 5.4%
Autoliv Inc. SDR                                  64,135         $ 1,972,126
Ericson LM Telephone (Series B)                   25,565             482,758
Investor AB (Series B)                             4,526             175,554
Invik & Co. AB                                     3,790             273,218
Kinnevik AB (Series B)                             7,583             199,311
NetCom Systems AB (Series B)                      17,301             580,563
Pharmacia & Upjohn Inc.                           47,843           2,401,121
                                                                   6,084,651

SWITZERLAND -- 3.5%
ABB AG                                             1,073           1,092,122
Novartis AG (Regd.)                                  955           1,535,167
Zurich Allied AG (Regd.)                           2,863           1,424,863(a)
                                                                   4,052,152

TAIWAN -- 0.8%
Taiwan Semiconductor
  Manufacturing Co.                              493,450             945,361

[GRAPHIC OF FLAG OF UNITED KINGDOM OMITTED]

UNITED KINGDOM -- 15.7%
Airtours PLC                                     378,482           2,284,272
Bank of Scotland PLC                              97,029             926,244
Cable & Wireless Communication PLC               156,360           1,063,310(a)
Coca-Cola Beverages PLC                          173,825             412,000(a)
Commercial Union PLC                              59,704             925,197
FKI PLC                                          308,694             593,036
Granada Group PLC                                134,240           1,688,838
Johnson Matthey PLC                               40,298             208,471
LucasVarity PLC                                  515,943           1,587,649
Railtrack Group PLC                               28,465             820,751
Reed International PLC                           104,335             879,804
Royal & Sun Alliance Insurance
  Group PLC                                      208,168           1,804,922
Saatchi & Saatchi PLC                            107,503             190,076
SEMA Group PLC                                    80,867             801,520
Siebe PLC                                        833,751           2,693,173
Somerfield PLC                                    93,628             664,563
Vodafone Group PLC                                37,395             434,219
                                                                  17,978,045
Total Common Stock
  (COST $124,664,383)                                            110,160,797

----------
See Notes to Schedule of Investments and Financial Statements.

                                                       INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
                                                Number
                                             of Shares                Value
--------------------------------------------------------------------------------
Preferred Stock -- 0.3%
--------------------------------------------------------------------------------
Fresenius Medical Care AG                      4,992         $    188,327
Telecomunicacoes de
  Rio de Janiero S.A.                      3,367,593               95,166
Telerj Celular S.A.                        6,785,523              140,238(a)

TOTAL PREFERRED STOCK
  (COST $837,019)                                                 423,731

--------------------------------------------------------------------------------
Warrants -- 0.0%
--------------------------------------------------------------------------------
GERMANY -- 0.0%
Muenchener Rueckvericherungs-
  Gesellschaft AG, 06/03/02
  (COST $0)                                      181                7,153(a)

TOTAL INVESTMENTS IN SECURITIES
  (COST $125,501,402)                                         110,591,681

--------------------------------------------------------------------------------
Short-Term Investments -- 1.7%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
  (COST $1,917,657)                        1,917,657            1,917,657

OTHER ASSETS AND LIABILITIES,
  NET 1.7%                                                      1,904,459
--------------------------------------------------------------------------------
NET ASSETS -- 100%                                           $114,413,797
================================================================================


--------------------------------------------------------------------------------
Other Information (unaudited)
--------------------------------------------------------------------------------

The International Equity Fund invested in the following sectors at September 30, 1998:

                            PERCENTAGE (BASED ON
SECTOR                        TOTAL NET ASSETS)
--------------------------------------------------------------------------------

Finance                            24.05%
Capital Equipment                  22.37%
Consumer Goods                     18.65%
Services                           17.14%
Energy                              7.88%
Multi Industry                      3.37%
Materials                           3.20%
Cash and Other                      3.34%
                                ---------
                                  100.00%
                                =========

----------
See Notes to Schedule of Investments and Financial Statements.

[GRAPHIC OMITTED]

ICONS REPRESENT THE TOP FIVE COUNTRY WEIGHTINGS IN THE
INTERNATIONAL EQUITY FUND AT SEPTEMBER 30, 1998.

                                                                U.S. Equity Fund
--------------------------------------------------------------------------------
Q&A

Gene Bolton is responsible for the overall management of the U.S. equity investment process at GE Investments with total U.S. equity assets of over $26 billion. He leads a team of portfolio managers for the U.S. Equity Fund. Gene joined GE in 1964. After completing GE's Financial Management Program, he held a number of financial and strategic planning positions in the U.S. and Europe. Joining GE Investments in 1984 as Chief Financial Officer, he moved to equities as a Portfolio Manager in 1986 and was named to his present position in 1991. Gene is a Trustee of the GE Pension Trust and GE's employee savings program, as well as Chairman of the Asset Allocation Committee of GE Investments. He also serves as a Trustee of the Investment Management Workshop, sponsored by the Association for Investment Management and Research. Gene is a graduate of Mundelein College with a B.A. in Business Management.

Q. How did the U.S. Equity Fund perform compared to its benchmark for the period since inception, November 25, 1997 through September 30, 1998?

A. The U.S. Equity Fund posted a return of 6.28% for the period since inception, November 25, 1997 through September 30, 1998 while the Standard & Poor's 500 Composite Index returned 8.45% for the same period.

Q.   What factors contributed to the fund's performance?

A. The fund is overweighted in healthcare stocks which performed well over this period as their earnings were less affected by market cycles. On the downside, the fund was underweighted in technology stocks and utilities, two sectors that performed well during the third quarter. Fast-growing technology companies may be well run but many have high valuation levels that our valuation disciplines don't allow us to own. Utilities are a favorite with investors when the stock market slows, but we don't believe they will show much long-term earnings growth.

Q.   Which investments stand out?

A. Many noteworthy performers were in the healthcare sector: Cardinal Health (+37%) Allergan (+76%) Watson Pharmaceuticals (+59%) Abbott Laboratories (+33%) and Johnson & Johnson (+19%). Investors see them as companies which can grow earnings even in a slowing global economy.

Q.   Please comment on any changes you made in the portfolio since inception.

A. The fund increased its holdings in healthcare, beverages and utilities, all of which can show earnings growth in an economic slowdown. We reduced our position in energy stocks, which were battered by the warm winter and slower Asian demand. Financial stocks, hit hard by the worldwide economic crisis, and overvalued technology stocks, also were reduced.

Q.   What is your outlook for the fund?

A. We expect market volatility to continue over the next six months. Corporate earnings, especially those of multi-nationals, are under pressure because of the ongoing instability in Asia, Russia and Latin America. Balancing that is the expectation of a weaker dollar, which should help the earnings of companies that do business abroad. We watch stock valuations closely. Overvalued stocks get hurt in volatile markets such as the one we are in now. However, stocks with strong fundamentals and attractive valuations should be positioned to perform well when this correction is over.

                                                                U.S. Equity Fund
--------------------------------------------------------------------------------


=================================================================
                  COMPARISON OF CHANGE IN VALUE
                     OF A $10,000 INVESTMENT
=================================================================

                     [LINE GRAPHIC OMITTED]
                     PLOT POINTS AS FOLLOWS:

                  U.S. EQUITY FUND S&P 500 (VESTEK)

11/25/97         10000            10000
11/97            10030            10052.9
12/97            10298.16         10222.19
1/98             10318.18         10337.91
2/98             11028.74         11080.89
3/98             11529.14         11649.34
4/98             11729.3          11770.03
5/98             11499.12         11565.58
6/98             11819.37         12035.49
7/98             11679.26         11907.8
8/98             10007.93         10188.31
9/98             10628.43         10844.74


======================================================================
                        AGGREGATE TOTAL RETURN
               FOR THE PERIOD ENDED SEPTEMBER 30, 1998
======================================================================

                              SINCE
                            INCEPTION        COMMENCEMENT
----------------------------------------------------------------------
U.S. Equity Fund              6.28%            11/25/97
----------------------------------------------------------------------
S&P 500 Index                 8.45%
======================================================================

Legend as follows:
U.S. Equity Fund
S&P 500

                          INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of U.S. companies.


======================================================================
                          SECTOR ALLOCATION
                       AS OF SEPTEMBER 30, 1998
======================================================================

                         [PIE CHART OMITTED]

                     PLOT POINTS AS FOLLOWS:

Transportation                      2.2%
Cash and Other                      3.3%
Retail Trade                        4.5%
Insurance                           5.5%
Utilities                           9.0%
Capital Goods                      10.3%
Financials                         10.8%
Energy & Basic Materials           11.5%
Technology                         11.8%
Healthcare                         15.2%
Consumer                           15.9%


======================================================================
                       TOP TEN LARGEST HOLDINGS
                        AT SEPTEMBER 30, 1998
======================================================================


Merck & Co. Inc.                            2.40%
----------------------------------------------------------------------
Federal National Mortgage Assoc.            2.31%
----------------------------------------------------------------------
Bristol-Myers Squibb Co.                    2.12%
----------------------------------------------------------------------
International Business Machines             2.04%
----------------------------------------------------------------------
AlliedSignal Inc.                           1.88%
----------------------------------------------------------------------
Johnson & Johnson                           1.79%
----------------------------------------------------------------------
Exxon Corp.                                 1.79%
----------------------------------------------------------------------
Cardinal Health Inc.                        1.58%
----------------------------------------------------------------------
Abbott Laboratories                         1.58%
----------------------------------------------------------------------
Airtouch Communications Inc.                1.52%
======================================================================


                      SEE NOTES TO PERFORMANCE.
         PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

          Schedule of Investments  September 30, 1998
-----------------------------------------------------

                  U.S. EQUITY FUND

--------------------------------------------------------------------------------
                                                 Number
                                              of Shares             Value
--------------------------------------------------------------------------------
Common Stock -- 96.7%
--------------------------------------------------------------------------------

BASIC MATERIALS -- 2.8%
Air Products & Chemicals Inc.                  8,419         $   250,465
Airgas Inc.                                    8,113              98,370(a)
Avery Dennison Corp.                           2,262              98,821
Barrick Gold Corp.                             7,056             141,120
Champion International Corp.                   1,764              55,235
Delta & Pine Land Co.                          3,290             144,760
Du Pont de Nemours (E.I.) & Co.               16,757             940,487(e)
FMC Corp.                                        440              22,688(a)
Fort James Corp.                               1,028              33,731
Great Lakes Chemical Corp.                     2,982             115,925
IMC Global Inc.                                1,336              25,885
Mead Corp.                                     6,703             197,320
Morton International Inc.                     15,229             333,134
Newmont Mining Corp.                          18,761             454,954
Rayonier Inc.                                  5,023             195,897
Union Camp Corp.                               1,102              43,391
Weyerhaeuser Co.                               2,558             107,916
                                                               3,260,099
[GRAPHIC OF FACTORY OMITTED]
CAPITAL GOODS -- 10.3%
AlliedSignal Inc.                             60,765           2,149,562(e)
Cooper Industries Inc.                         6,168             251,346
Deere & Co.                                    9,458             286,104
Dover Corp.                                   55,235           1,705,381
Emerson Electric Co.                          20,238           1,259,815
Hubbell Inc. (Class B)                        26,935             956,192
Lockheed Martin Corp.                          4,452             448,817
Mannesmann AG                                    771              70,639
Martin Marietta Materials Inc.                14,601             630,581
Masco Corp.                                    9,642             237,434
Minnesota Mining &
  Manufacturing Co.                              360              26,528
Molex Inc. (Class A)                          12,877             349,289
National Service Industries Inc.               2,796              89,123
Parker Hannifin Corp.                          3,289              97,642
Safety-Kleen Corp.                            10,936              36,226
Sherwin-Williams Co.                          11,802             255,218
Tenneco Inc.                                   2,159              70,977
Textron Inc.                                  18,414           1,116,349
Timken Co.                                     2,467              37,313
Tyco International Ltd.                        3,236             178,789
United Technologies Corp.                      6,624             506,322
Waste Management Inc.                         20,897           1,004,362
                                                              11,764,009

--------------------------------------------------------------------------------
                                                Number
                                             of Shares                Value
--------------------------------------------------------------------------------

CONSUMER - CYCLICAL -- 8.3%
ACNielsen Corp.                                   8,255         $  183,674(a)
Carnival Corp. (Class A)                          7,710            245,274
Catalina Marketing Corp.                          6,065            285,055(a)
Cendant Corp.                                     2,998             34,852(a)
Circus Circus Enterprises Inc.                    4,762             44,941(a)
Comcast Corp. (Class A)                          18,479            867,358
Comcast UK Cable Partners Ltd.
  (Class A)                                       7,585            117,567(a)
Ford Motor Co.                                    6,343            297,725
Gannett Inc.                                     17,091            915,437
General Motors Corp.                              1,121             61,305
Goodyear Tire & Rubber Co.                        3,084            158,440
Harman International Industries Inc.              3,351            122,940
Interpublic Group Cos. Inc.                      16,978            915,751
ITT Industries Inc.                               3,674            124,457
Knight-Ridder Inc.                                8,331            370,729
McDonald's Corp.                                 10,487            625,943
Metromedia International Group Inc.               2,021              7,831(a)
NTL Inc.                                         18,829            809,647(a)
Stanley Works                                     6,810            202,597
  Tele-Communications Inc. (Series A)            20,890            817,321(a)
Tele-Communications Inc.
Liberty Media Group (Series A)                    7,089            260,078(a)
Tele-Communications TCI Ventures Group            7,199            129,132(a)
Time Warner Inc.                                  3,150            275,822
Walt Disney Co.                                  35,273            892,848
Xerox Corp.                                       8,729            739,783
                                                                 9,506,507

CONSUMER - STABLE -- 7.6%
Anheuser Busch Cos. Inc.                         16,287            879,498
Archer-Daniels Midland Co.                        8,635            144,636
Avon Products Inc.                               20,045            562,513
Bestfoods                                         7,521            364,298
Coca Cola Co.                                       744             42,873
Colgate-Palmolive Co.                             5,757            394,355
Conagra Inc.                                      6,168            166,151
Diageo PLC                                        2,878             27,400
General Mills Inc.                                4,112            287,840
Gillette Co.                                      2,850            109,013
Hershey Foods Corp.                               1,676            114,701
International Multifoods Corp.                      925             15,205
Kellogg Co.                                       3,084            101,579
Kimberly Clark Corp.                             16,131            653,306
Nestle S.A. (Regd.)                                 137            273,325
Pepsico Inc.                                     35,869          1,055,894

----------
See Notes to Schedule of Investments and Financial Statements.

                                                                     U.S. EQUITY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               Number
                                             of Shares            Value
--------------------------------------------------------------------------------

Philip Morris Cos. Inc.                        27,375          $1,260,961
Procter & Gamble Co.                            8,857             628,293
Ralston Purina Co.                             16,448             481,104
Sara Lee Corp.                                 15,214             821,556
Sysco Corp.                                     4,939             116,375
Unilever N.V                                    2,621             160,536
                                                                8,661,412

[GRAPHIC OF GAS PUMP OMITTED]
ENERGY -- 8.7%
Anadarko Petroleum Co.                          5,646             221,958
Atlantic Richfield Co.                          2,508             177,911
Baker Hughes Inc.                              16,654             348,693
British Petroleum PLC ADR                       5,906             515,288
Burlington Resources Inc.                      21,787             814,289
Chevron Corp.                                   4,688             394,085
Elf Aquitaine S.A. ADR                          1,676             104,226
Exxon Corp.                                    29,259           2,053,616
Halliburton Co.                                 1,764              50,384
Mobil Corp.                                    14,012           1,064,036
Nabors Industries Inc.                         11,814             179,425(a)
Newpark Resources Inc.                          3,804              26,153(a)
R & B Falcon Corp.                              7,196              86,352(a)
Royal Dutch Petroleum Co. ADR                  20,159             960,073
Schlumberger Ltd.                              28,065           1,412,020
Texaco Inc.                                     7,488             469,404
Tosco Corp.                                     3,440              73,960
Total S.A. ADR                                  3,290             206,653
Unocal Corp.                                   18,276             662,505
USX-Marathon Group                              1,028              36,430
YPF S.A. ADR (Class D)                          4,190             108,940
                                                                9,966,401
[GRAPHIC OF MONEY OMITTED]
FINANCIAL -- 10.8%
American Express Co.                           14,057           1,091,175
AmSouth Bancorp                                 2,262              77,191
Associates First Capital Corp.
   (Class A)                                    4,883             318,616
Bank of New York Inc.                           7,377             201,945
BankAmerica Corp.                              15,230             915,704
BankBoston Corp.                               15,574             513,942
Chase Manhattan Corp.                          11,463             495,775
Citicorp                                       13,019           1,209,953
Comerica Inc.                                   1,322              72,462
Countrywide Credit Industries                   2,282              94,988
Crestar Financial Corp.                         1,881             106,747
Edwards A.G. Inc.                               3,417             103,578
Federal National Mortgage Assoc                41,176           2,645,558
First Union Corp.                               2,969             151,976
Fleet Financial Group Inc.                      1,587             116,545
GATX Corp.                                      1,388              45,891

--------------------------------------------------------------------------------
                                                 Number
                                              of Shares             Value
--------------------------------------------------------------------------------

Household International Inc.                      360         $    13,500
ING Groep N.V. ADR                              2,262              99,245
Morgan Stanley, Dean Witter                    13,128             565,325
National City Corp.                             6,734             444,023
NationsBank Corp.                               2,056             109,996
Norwest Corp.                                   3,705             132,685
State Street Corp.                              5,325             290,545(h)
T. Rowe Price & Associates                      2,467              72,468
Travelers Group Inc.                           41,644           1,561,650
United States Bancorp.                          8,230             292,679
Wachovia Corp.                                  1,941             165,470
Waddell & Reed Financial Inc.
(Class A)                                       4,112              78,128
Wells Fargo & Co.                                 935             331,925
                                                               12,319,685
[GRAPHIC OF HEALTH SIGN OMITTED]
HEALTHCARE -- 15.2%
Abbott Laboratories                            41,537           1,804,263
Allergan Inc.                                  14,751             861,090
American Home Products Corp.                   20,704           1,084,372
Bristol-Myers Squibb Co.                       23,350           2,425,481
Cardinal Health Inc.                           17,475           1,804,294
Dentsply International Inc.                     5,909             132,214
Eli Lilly & Co.                                 1,499             117,390
Henry Schein Inc.                               2,694              93,616(a)
Johnson & Johnson                              26,272           2,055,784
Lincare Holdings Inc.                           6,785             262,919(a)
Merck & Co. Inc.                               21,208           2,747,761
Mylan Laboratories Inc.                         1,645              48,528
Omnicare Inc.                                   1,850              65,212
Pfizer Inc.                                    10,177           1,078,126
Pharmacia & Upjohn Inc.                         9,561             479,843
Pharmerica Inc.                                 3,174              17,259(a)
Schering Plough Corp.                           8,018             830,364
Shire Pharmaceuticals Group
PLC ADR                                         2,364              51,712(a)
Smithkline Beecham PLC ADR                      1,029              56,338
Sun Healthcare Group Inc.                       3,289              21,379(a)
Sybron International Corp.                     10,280             196,605(a)
Tenet Healthcare Corp.                          7,813             224,624(a)
Watson Pharmaceuticals Inc.                    17,681             897,311(a)
                                                               17,356,485
INSURANCE -- 5.5%
Allstate Corp.                                  2,056              85,710
American International Group Inc.              12,297             946,869
AXA-UAP                                         1,028              94,176
Chubb Corp.                                     5,136             323,568
General Reinsurance Corp.                       5,864           1,190,392

----------
See Notes to Schedule of Investments and Financial Statements.

                                      Schedule of Investments September 30, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   Number
                                                 of Shares         Value
--------------------------------------------------------------------------------

Hartford Financial Services Group Inc.            4,112         $  195,063
Jefferson-Pilot Corp.                             1,542             93,291
Lincoln National Corp.                            5,757            473,513
Loews Corp.                                      10,042            847,294
Marsh & McLennan Cos. Inc.                       15,177            755,056
Progressive Corp.                                   514             57,954
Provident Cos. Inc.                              15,626            527,377
Reliastar Financial Corp.                         5,552            216,528
St. Paul Cos. Inc.                                5,325            173,062
SunAmerica Inc.                                     411             25,071
UNUM Corp.                                        6,409            318,447
                                                                 6,323,371

RETAIL TRADE -- 4.5%
Costco Cos. Inc.                                  5,757            272,738(a)
CVS Corp.                                         7,300            319,831
Dayton Hudson Corp.                              22,871            817,638
Federated Department Stores Inc.                  9,252            336,542(a)
Home Depot Inc.                                  25,009            987,856
Lowes Cos. Inc.                                  12,926            411,208
Sears Roebuck & Co.                              17,116            756,313
Wal-Mart Stores Inc.                             23,952          1,308,378
                                                                 5,210,504

TECHNOLOGY - ELECTRONICS & EQUIPMENT -- 7.3%
3Com Corp.                                        2,673             80,357(a)
Analog Devices Inc.                               9,920            159,340(a)
Applied Materials Inc.                            5,240            132,310(a)
Cisco Systems Inc.                               19,763          1,221,570(a)
EG & G Inc.                                       3,341             75,590
EMC Corp.                                        12,398            709,011(a)
GTECH Holdings Corp.                              2,029             53,895(a)
Hewlett Packard Co.                               9,211            487,607
Intel Corp.                                      16,746          1,435,969
International Business Machines                  18,245          2,335,360
Perkin Elmer Corp.                                1,233             84,692
Pitney Bowes Inc.                                18,489            971,828
Storage Technology Corp.                          4,061            103,302(a)
Sun Microsystems Inc.                            10,475            521,786(a)
Varian Associates Inc.                            1,182             41,665
                                                                 8,414,282

TECHNOLOGY - SOFTWARE & SERVICES -- 4.5%
Automatic Data Processing Inc.                   15,667          1,171,108
Computer Associates
International Inc.                                1,075             39,775
Computer Sciences Corp.                           1,236             67,362
Equifax Inc.                                     42,764          1,526,140
First Data Corp.                                 62,298          1,464,003

--------------------------------------------------------------------------------
                                                Number
                                             of Shares                Value
--------------------------------------------------------------------------------

Microsoft Corp.                                 3,035         $   334,040(a)
Reuters Holdings PLC ADR                        9,260             460,685
Symantec Corp.                                  3,598              47,449(a)
UNOVA Inc.                                      1,201              19,741(a)
                                                                5,130,303

TRANSPORTATION -- 2.2%
AMR Corp.                                       2,615             144,969(a)
Burlington Northern Santa Fe                   28,694             918,208
Canadian Pacific Ltd.                          13,469             278,640
Continental Airlines Inc. (Class B)            13,175             497,356(a)
Delta Air Lines Inc.                            5,140             499,865
FDX Corp.                                       2,056              92,777(a)
Pittston Brinks Group                           3,440             120,400
                                                                2,552,215
[GRAPHIC OF PLUG OMITTED]
UTILITIES -- 9.0%
Airtouch Communications Inc.                   30,608           1,744,656(a,e)
American Electric Power Inc.                    6,990             341,199
American Telephone & Telegraph Corp.           12,369             722,813
Bell Atlantic Corp.                            17,373             841,505
Bellsouth Corp.                                 2,878             216,570
Cincinnati Bell Inc.                            2,878              74,828
CMS Energy Corp.                                6,929             301,845
Duke Energy Corp.                              12,850             850,509
Edison International                            5,140             132,034
El Paso Energy Corp.                            5,788             187,748
Florida Progress Corp.                          5,551             240,428
FPL Group Inc.                                  4,560             317,775
GTE Corp.                                       8,944             491,920
Illinova Corp.                                  2,981              85,517
MCI WorldCom Inc.                              12,618             616,700(a)
MCN Energy Group Inc.                           4,934              84,186
New Century Energies Inc.                       3,705             180,387
Niagara Mohawk Power Corp.                      5,140              79,028(a)
Northern States Power Co.                       6,168             173,090
Peco Energy Co.                                 1,748              63,911
SBC Communications Inc.                        36,083           1,603,438
Sprint Corp.                                    4,359             313,848
Texas Utilities Co.                             5,345             248,877
U.S. WEST Inc.                                  6,785             355,788
                                                               10,268,600
TOTAL COMMON STOCK
  (COST $109,530,981)                                         110,733,873


----------
See Notes to Schedule of Investments and Financial Statements.

                                                                U.S. EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          Number
                                       of Shares             Value
--------------------------------------------------------------------------------
Preferred Stock -- 0.6%
--------------------------------------------------------------------------------
Microsoft Corp. (Series A), $2.20
   (COST $693,593)                         7,761           $  747,966

TOTAL INVESTMENTS IN SECURITIES
   (COST $110,224,574)                                    111,481,839

--------------------------------------------------------------------------------
Short-Term Investments -- 2.9%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
   (COST $3,291,243)                    3,291,243           3,291,243

OTHER ASSETS AND LIABILITIES,
   NET (0.2)%                                                (220,569)
--------------------------------------------------------------------------------

NET ASSETS -- 100%                                       $114,552,513
================================================================================

--------------------------------------------------------------------------------
Other Information
--------------------------------------------------------------------------------
The U.S. Equity Fund had the following long Futures Contracts open at September 30,1998:

                                   Number
                  Expiration        of       Underlying     Unrealized
Description          Date       Contracts    Face Value       Gain
--------------------------------------------------------------------------------
S&P 500            Dec. 1998         3        $ 769,500       $33,469



----------
See Notes to Schedule of Investments and Financial Statements.

[GRAPHIC OMITTED]

ICONS REPRESENT THE TOP FIVE INDUSTRY WEIGHTINGS IN THE
U.S. EQUITY FUND AT SEPTEMBER 30, 1998.

                                                     Small-Cap Value Equity Fund
--------------------------------------------------------------------------------

 Q&A

The Small-Cap Value Equity Fund is managed by an investment advisory committee at Palisade Capital Management, L.L.C. ("Palisade") which is composed of the following members: Jack Feiler, Martin L. Berman, Steven E. Berman, Richard Meisenberg and Mark Degenhart. Jack Feiler, Chief Investment Officer of Palisade, has day-to-day responsibility for managing the fund and with the Investment Committee in developing and executing the Fund's investment program.

Jack has more than 30 years of investment experience. Prior to joining Palisade, Jack worked for Burnham & Co. as an Account Executive and was promoted to Senior Executive Vice President of Broad Street Investment Management in 1981. In 1990 he joined Smith Barney as Senior Vice President of Investments. Jack was a founding Partner of Palisade, which was formed in 1995, and served as Chief Financial Officer, since its inception. Jack received his Bachelor's degree in 1964 from City College of New York and his Juris Doctor degree from Brooklyn Law School in 1967.

Q. How did the Small-Cap Equity Value Fund perform compared to its benchmark for the period since inception, August 3, 1998 through September 30, 1998?

A. The Small-Cap Value Equity Fund posted a return of negative 10.90% for the period since its inception. This compares with a negative 13.11% return for the Russell 2000 Index for the same period.

Q.   Why did the fund outperform its benchmark?

A. Compared to many other small-cap managers, we are conservative in nature. We tend to avoid "high flyers" such as those commonly found in the technology sector. Instead we attempt to look for companies with solid management teams who are personally known to us. The companies we look for typically have predictable recurring earnings streams, which make them less volatile. Companies such as these tend to outperform their peers during general downturns and are less affected by "flight-to-quality" concerns during periods of market turbulence.

Q.   What is your strategy for selecting stocks for the fund?

A. Intensive research is the key element in our process of selecting small-cap equities. We devote a significant amount of time and budget to research of which approximately 80% is internally generated. Once a company is selected, our on-site visits provide an opportunity to meet with management and tour operational facilities to gain additional insight of the business. Our stock selection process is to identify management's plans and goals and compare these to actual performance. Other factors we consider include how extensively a company is covered by other analysts, who the niche market players are, the potential for takeover, the amount of stock owned by insiders, the competitive environment and barriers to entry.

Q. What recent domestic/world events had a major impact on the financial markets and how did this impact your fund?

A. The deterioration of economic conditions in Asia, Russia and Latin America, combined with political uncertainties in the U.S., have buffeted the stock market. For the first time in several years, a number of the major indices are in negative territory year-to-date. Small-cap stocks have been hit especially hard as investors have poured cash into large-cap securities in a "flight-to-quality". The desire for liquidity, combined with increasing foreign investment in blue-chip U.S. equities, has contributed to the negative performance of the small-cap sector.

Q. What is the outlook for the fund and how have you positioned the fund going forward?

A. Despite recent uncertainties, there is still reason for optimism regarding the future outlook for small-cap stocks. Interest rates remain low, consumer confidence is relatively high, and investors continue to buy on market dips. Small-cap stocks are at a 20 year low with respect to large-cap stocks and valuations appear cheap. In light of this, we feel small-caps have significant upside potential, and should be well positioned to participate when the market rallies. We will continue to invest in companies that have demonstrated an ability to perform in uncertain environments, when the strength of management, and our outlook for their business warrants it.

                                                     Small-Cap Value Equity Fund
--------------------------------------------------------------------------------


=================================================================
                  COMPARISON OF CHANGE IN VALUE
                     OF A $10,000 INVESTMENT
=================================================================

                     [LINE GRAPHIC OMITTED]
                     PLOT POINTS AS FOLLOWS:

                  SMALL-CAP VALUE FUND RUSSELL 2000

               8/3/98            10000              10000
               8/98               8380               8058
               9/98               8910            8688.62


======================================================================
                        AGGREGATE TOTAL RETURN
               FOR THE PERIOD ENDED SEPTEMBER 30, 1998
======================================================================


                                   SINCE
                                 INCEPTION        COMMENCEMENT
--------------------------------------------------------------------------------

Small-Cap Value Equity Fund        -10.90%           8/3/98
--------------------------------------------------------------------------------

Russell 2000 Index                 -13.11%
================================================================================


Legend as follows:
Small Cap Value Equity Fund
Russell 2000

                          INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of companies with small-sized market capitalizations that the fund's Management considers to be undervalued by the market.


======================================================================
                          SECTOR ALLOCATION
                       AS OF SEPTEMBER 30, 1998
======================================================================


                         [PIE CHART OMITTED]

                     PLOT POINTS AS FOLLOWS:

Producer Durables                   4.8%
Cash and Other                      5.2%
Utilities                           5.3%
Auto and Transportation             5.9%
Materials and Processing            6.1%
Healthcare                          7.4%
REIT                                7.8%
Financial Services                 11.2%
Technology                         11.5%
Consumer                           34.8%


======================================================================
                       TOP TEN LARGEST HOLDINGS
                        AT SEPTEMBER 30, 1998
======================================================================


Eastern Enterprises                       3.40%
---------------------------------------------------------------------------
ABM Industries Inc.                       3.17%
---------------------------------------------------------------------------
National Computer Systems Inc.            2.87%
---------------------------------------------------------------------------
Assisted Living Concepts Inc.             2.66%
---------------------------------------------------------------------------
Sterling Software Inc.                    2.65%
---------------------------------------------------------------------------
Fresh Del Monte Produce Inc.              2.57%
---------------------------------------------------------------------------
Claire's Stores Inc.                      2.48%
---------------------------------------------------------------------------
Littelfuse Inc.                           2.44%
---------------------------------------------------------------------------
Regis Corp.                               2.43%
---------------------------------------------------------------------------
U. S. Foodservice Inc.                    2.39%
===========================================================================


                      SEE NOTES TO PERFORMANCE.
         PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                      Schedule of Investments September 30, 1998
--------------------------------------------------------------------------------

                           SMALL-CAP VALUE EQUITY FUND

--------------------------------------------------------------------------------
                                                Number
                                             of Shares          Value
--------------------------------------------------------------------------------

Common Stock -- 94.8%
--------------------------------------------------------------------------------

AUTO & TRANSPORTATION -- 5.9%
AAR Corp.                                      5,700         $111,862
Air Express International Corp.                4,900           78,400
AirNet Systems Inc.                            6,700          110,969(a)
Eagle USA Airfreight Inc.                     10,000          140,000(a)
Keystone Automotive Industries Inc.            4,900           96,775(a)
                                                              538,006
[GRAPHIC OF COMPUTER OMITTED]

CONSUMER - CYCLICAL -- 28.1%
Aaron Rents Inc.                               9,900          148,500
ABM Industries Inc.                            9,800          286,650
Claire's Stores Inc.                          12,500          225,000
Cole National Corp. (Class A)                  6,600          137,362(a)
Furniture Brands International Inc.            5,100           99,450(a)
Haverty Furniture Companies Inc.               7,200          136,800
Helen of Troy Ltd.                             5,700          110,437(a)
Iron Mountain Inc.                             1,200           36,000(a)
Maytag Corp.                                   2,300          109,825
New Horizons Worldwide Inc.                    5,300           88,113(a)
Pierce Leahy Corp.                             4,200           88,725(a)
Pillowtex Corp.                                3,000           88,125
Quest Education Corp.                          5,000           32,500(a)
Regis Corp.                                    7,000          220,500
Russell Corp.                                  2,900           76,125
ShopKo Stores Inc.                             5,300          172,250
Stage Stores Inc.                              6,300           76,781(a)
Unifirst Corp.                                 3,600           96,975
Value City Department Stores Inc.              2,600           22,913(a)
Volt Information Sciences Inc.                 9,000          179,437(a)
Wendy's International Inc.                     4,900          108,719
                                                            2,541,187
CONSUMER - STABLE -- 6.7%
Alberto-Culver Co. (Class A)                   4,100           87,637
Fresh Del Monte Produce Inc.                  13,700          232,900(a)
Triarc Cos. Inc. (Class A)                     4,700           73,144(a)
U. S. Foodservice Inc.                         5,200          216,450(a)
                                                              610,131
[GRAPHIC OF MONEY OMITTED]
FINANCIAL SERVICES -- 11.2%
Affiliated Computer Services Inc.              2,800           85,400(a)
AmeriCredit Corp.                              5,800          141,375(a)
Commerce Bancorp Inc.                          2,400           94,950
CORT Business Services Corp.                   3,300           86,831(a)


--------------------------------------------------------------------------------
                                                 Number
                                              of Shares          Value
--------------------------------------------------------------------------------

DVI Inc.                                          4,700         $   69,031(a)
Enhance Financial Services Group Inc.             3,400            100,512
Franchise Mortgage Acceptance Co.                 6,500             43,063(a)
Headlands Mortgage Co.                            5,300             84,800(a)
Jefferies Group Inc.                              1,200             31,800
Legg Mason Inc.                                   1,800             47,363
Penn Treaty American Corp.                        3,500             84,438(a)
Sovereign Bancorp Inc.                            6,400             85,200
Travelers Group Inc.                              1,600             60,000
                                                                 1,014,763

[GRAPHIC OF HEALTH SIGN OMITTED]
HEALTHCARE -- 7.4%
Alternative Living Services Inc.                  4,100            109,675(a)
Assisted Living Concepts Inc.                    17,000            241,187(a)
Beverly Enterprises Inc.                         10,800             86,400(a)
Chattem Inc.                                      6,200            169,338(a)
Sun Healthcare Group Inc.                        10,100             65,650(a)
                                                                   672,250
MATERIALS & PROCESSING-- 6.1%
Cambrex Corp.                                     2,700             63,619
Dan River Inc. (Class A)                          5,300             58,300(a)
Harland (John H.) Co.                             1,700             23,056
Integrated Electrical Services Inc.               1,500             22,313(a)
New England Business Service Inc.                 6,800            210,375
Service Experts Inc.                              3,100             86,219(a)
Watsco Inc.                                       5,700             85,500
                                                                   549,382

PRODUCER DURABLES -- 4.8%
Baldor Electric Co.                               6,900            150,937
Hussmann International Inc.                       5,900             83,706
International Comfort Products Products Corp.     9,500             77,781(a)
L- 3 Communications Holdings Inc.                   900             35,719(a)
Lindsay Manufacturing Co.                         4,400             65,450
Lumen Technologies Inc.                           5,100             25,500(a)
                                                                   439,093
[GRAPHIC OF HOUSE OMITTED]
REAL ESTATE INVESTMENT TRUST -- 7.8%
Entertainment Properties Trust                    5,000             92,500
Home Properties of New York Inc.                  8,000            210,000
LTC Properties Inc.                               5,100             88,931
Mid-Atlantic Realty Trust                         8,000            108,000
National Health Insurance Co.                     3,800            117,800
Summit Properties Inc.                            4,700             89,300
                                                                   706,531

----------
See Notes to Schedule of Investments and Financial Statements.

                                                     Small-Cap Value Equity Fund
--------------------------------------------------------------------------------
                                               Number
                                            of Shares              Value
--------------------------------------------------------------------------------

[GRAPHIC OF DISC OMITTED]

TECHNOLOGY - SOFTWARE & SERVICES -- 11.5%
Advanced Communications Systems Inc.            4,600          $    43,413(a)
Kronos Inc.                                     2,000               74,000(a)
Littelfuse Inc.                                11,100              220,612
National Computer Systems Inc.                  8,800              259,600
National Data Corp.                             1,300               40,138
Nichols Research Corp.                          8,300              159,775(a)
Sterling Software Inc.                          8,700              239,794(a)
                                                                 1,037,332

UTILITIES -- 5.3%
Colonial Gas Co.                                1,700               49,194
Eastern Enterprises                             7,300              307,512
Philadelphia Suburban Corp.                     4,500              120,657
                                                                   477,363
TOTAL INVESTMENTS IN SECURITIES
  (COST $9,345,907)                                              8,586,038
--------------------------------------------------------------------------------
Short-Term Investments -- 5.2%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
  (COST $472,977)                             472,977              472,977

OTHER ASSETS AND LIABILITIES,
  NET 0.0%                                                          (2,549)
--------------------------------------------------------------------------------
NET ASSETS -- 100%                                             $ 9,056,466
================================================================================


----------

See Notes to Schedule of Investments and Financial Statements.

[GRAPHIC OMITTED]

ICONS REPRESENT THE TOP FIVE INDUSTRY WEIGHTINGS IN THE
SMALL-CAP VALUE EQUITY FUND AT SEPTEMBER 30, 1998.

                                                             Mid-Cap Growth Fund
--------------------------------------------------------------------------------

Q&A

Elaine G. Harris is the Portfolio Manager of the Mid-Cap Growth Fund. Elaine is currently a Senior Vice President of GE Investments and manages equity assets exceeding $1 billion. She has more than 14 years of investment experience and has held positions with GE Investments since 1993. From 1991 to 1993, Elaine served as Senior Vice President and Portfolio Manager at SunAmerica Asset Management and, before that, as Portfolio Manager at Alliance Capital Management Company and as an analyst and a Portfolio Manager at Fidelity Investments. Elaine is a member of the New York Society of Security Analysts. She holds an MBA in Finance from the Wharton School and a BA in Math and Computer Science from Tufts University.

Q. How did the Mid-Cap Growth Fund perform compared to its benchmark for the period since inception, November 25, 1997 through September 30, 1998?

A. The Mid-Cap Growth Fund dropped 11.25% for the period since inception, November 25, 1997 through September 30, 1998 while its benchmark, the Standard & Poor's Composite Mid-Cap 400 Index was down 2.56% over the same period.

Q.   What factors contributed to the fund's performance?

A. The fund did not perform as well as its benchmark. In this market downturn, consumer goods and healthcare stocks held up best. We were underinvested in both areas because these stocks looked expensive, selling at a price/earnings ratio greater than their growth rate. We were overweighted in the capital goods sector. Many companies in cyclical industries declined as much as 30% to 50%, in line with their industry group, even though corporate performance was on track.

Q.   Which stocks in the portfolio did well since inception?

A. In technology, Compuware, a software company with strong year 2000 and client/server business, was up 69%; Berg Electronics, a semiconductor company with a new corporate parent, rose 50%. Gilat Satellite Networks, a leader in satellite communications, advanced nearly 38%. In healthcare, which tends to do well in a slowing economy, top performers included drug distributors McKesson (+65%) and Cardinal Health (+37%), and a drug maker, Mylan Laboratories (+34%).

Q.   What changes have you made in the portfolio?

A. We eliminated the fund's exposure in the agricultural area out of concern that the marketplace may not recover quickly. We plan to add to our position in healthcare, especially if stock prices become cheaper. Many consumer goods companies are attractive because stock prices have dropped as much as 50%. Given the current economic environment, we do not plan to increase holdings in industrial or capital goods companies.

Q.   What is your outlook for the fund?

A. Because of the uncertain global economic climate, we plan to invest in companies whose business is focused in the U.S. Attractive industries are healthcare and consolidating industries where momentum is independent of economic considerations. Providers of outsourced services also are promising investments as companies continue to look for ways to remove cost from operations.

                                                             Mid-Cap Growth Fund
--------------------------------------------------------------------------------


=================================================================
                  COMPARISON OF CHANGE IN VALUE
                     OF A $10,000 INVESTMENT
=================================================================

                     [LINE GRAPHIC OMITTED]
                     PLOT POINTS AS FOLLOWS:

           MID-CAP GROWTH FUND S&P 400 MID CAP INDEX (R&T)

11/25/97         10000            10000
11/97            10020            10049
12/97            10136.02         10446.94
1/98              9975.93         10243.23
2/98             10876.46         11087.27
3/98             11276.7          11591.74
4/98             11306.72         11800.39
5/98             10776.4          11270.55
6/98             10856.45         11353.95
7/98             10396.18         10915.01
8/98              8465.03          8901.19
9/98              8875.28          9744.25


======================================================================
                        AGGREGATE TOTAL RETURN
               FOR THE PERIOD ENDED SEPTEMBER 30, 1998
======================================================================


                              SINCE
                            INCEPTION        COMMENCEMENT
--------------------------------------------------------------------------------

Mid-Cap Growth Fund         -11.25%           11/25/97
--------------------------------------------------------------------------------

S&P 400 Mid-Cap Index        -2.56%
================================================================================


Legend as follows:
Mid-Cap Growth Fund
S&P 400 Mid Cap Index

                          INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of companies with medium-sized market capitalization that have the potential for above-average growth.


======================================================================
                          SECTOR ALLOCATION
                       AS OF SEPTEMBER 30, 1998
======================================================================


                         [PIE CHART OMITTED]

                     PLOT POINTS AS FOLLOWS:

Transportation                      2.3%
Utilities                           4.0%
Insurance                           5.0%
Retail Trade                        6.6%
Consumer                            6.7%
Energy & Basic Materials            9.7%
Cash and Other                     10.3%
Healthcare                         12.7%
Financial Services                 12.9%
Technology                         13.6%
Capital Goods                      16.2%


======================================================================
                       TOP TEN LARGEST HOLDINGS
                        AT SEPTEMBER 30, 1998
======================================================================

McKesson Corp.                                2.15%
---------------------------------------------------------------------------
Nokia Corp. ADR                               2.05%
---------------------------------------------------------------------------
Airtouch Communications Inc.                  1.84%
---------------------------------------------------------------------------
Cardinal Health Inc.                          1.75%
---------------------------------------------------------------------------
Berg Electronics Corp.                        1.71%
---------------------------------------------------------------------------
HBO & Co.                                     1.68%
---------------------------------------------------------------------------
HealthCare Financial Partners Inc.            1.66%
---------------------------------------------------------------------------
Tyco International Ltd.                       1.61%
---------------------------------------------------------------------------
MCI WorldCom Inc.                             1.60%
---------------------------------------------------------------------------
Firstar Corp.                                 1.54%
===========================================================================


                      SEE NOTES TO PERFORMANCE.
         PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                      Schedule of Investments September 30, 1998
--------------------------------------------------------------------------------
                                                             MID-CAP GROWTH FUND
--------------------------------------------------------------------------------
                                           Number
                                         of Shares         Value
--------------------------------------------------------------------------------
Common Stock -- 89.7%
--------------------------------------------------------------------------------
BASIC MATERIALS -- 3.5%
Crompton & Knowles Corp.                     6,870     $   100,044
Minerals Technologies Inc.                   3,497         154,087
Morton International Inc.                    4,259          93,166
Sealed Air Corp.                             3,496         111,435(a)
                                                           458,732
[GRAPHIC OF FACTORY OMITTED]
CAPITAL GOODS -- 16.2%
Allied Waste Industries Inc.                 2,212          51,706(a)
AlliedSignal Inc.                            3,549         125,546
Berg Electronics Corp.                       6,506         225,270(a)
Dover Corp.                                  4,753         146,749
Gerber Scientific Inc.                       2,611          70,497
Hexcel Corp.                                 2,448          26,316(a)
Hubbell Inc. (Class B)                       3,135         111,293
JLK Direct Distribution Inc.
(Class A)                                    2,980          32,035(a)
Kennametal Inc.                              3,017          81,270
Martin Marietta Materials Inc.               4,411         190,500
Masco Corp.                                  6,740         165,972
Mettler-Toledo International Inc.            6,145         132,118(a)
Molex Inc. (Class A)                         4,658         126,348
Oak Industries Inc.                          2,627          70,929(a)
Textron Inc.                                 2,436         147,682
Thermo Electron Corp.                        3,786          57,027(a)
Thomas & Betts Corp.                         2,662         101,322
Tyco International Ltd.                      3,849         212,657
U.S. Filter Corp.                            4,164          66,624(a)
                                                         2,141,861

[GRAPHIC OF COMPUTER OMITTED]
CONSUMER - CYCLICAL -- 6.7%
Cendant Corp.                                4,833          56,184(a)
CKS Group Inc.                               3,786          66,965(a)
Interpublic Group Cos. Inc.                  3,178         171,413
Jacor Communications Inc.                    3,492         176,782(a)
Jones Apparel Group Inc.                     6,012         137,900(a)
Laidlaw Enviormental Services Inc.           4,550          42,941
United Rentals Inc.                          4,460         106,761(a)
Walter Industries Inc.                       3,766          46,840(a)
Wolverine World Wide Inc.                    6,789          73,830
                                                           879,616

--------------------------------------------------------------------------------
                                                Number
                                             of Shares            Value
--------------------------------------------------------------------------------

ENERGY -- 6.2%
Anadarko Petroleum Co.                          4,140         $  162,754
Apache Corp.                                    3,549             95,158
BJ Services Co.                                 4,022             65,357(a)
Burlington Resources Inc.                       2,886            107,864
Nabors Industries Inc.                          3,786             57,500(a)
Schlumberger Ltd.                               1,834             92,273
Tosco Corp.                                     4,436             95,374
USX-Marathon Group                              4,022            142,530
                                                                 818,810
[GRAPHIC OF MONEY OMITTED]
FINANCIAL -- 12.9%
American Express Co.                            1,930            149,816
Comdisco Inc.                                   9,924            135,214
Crestar Financial Corp.                         3,306            187,615
FINOVA Group Inc.                               3,364            167,990
First American Corp.                            3,135            120,306
Firstar Corp.                                   4,022            203,614
GATX Corp.                                      4,854            160,485
HealthCare Financial Partners Inc.              5,226            219,492(a)
Imperial Credit Industries Inc.                 5,856             36,600(a)
New Century Financial Corp.                     8,399             63,517(a)
Summit Bancorp.                                 3,571            133,913
Travelers Group Inc.                            3,357            125,888
                                                               1,704,450
[GRAPHIC OF HEALTH SIGN OMITTED]
HEALTHCARE -- 12.7%
Baxter International Inc.                       2,839            168,920
Cardinal Health Inc.                            2,236            230,867
Covance Inc.                                    7,039            182,574(a)
Henry Schein Inc.                               4,455            154,811(a,e)
McKesson Corp.                                  3,102            284,221
MedPartners Inc.                                2,662              8,652(a)
Mylan Laboratories Inc.                         4,880            143,960
Sybron International Corp.                      7,360            140,760(a,e)
Tenet Healthcare Corp.                          5,536            159,160(a,e)
Teva Pharmaceutical Industries Ltd. ADR         2,662            100,823
United Healthcare Corp.                         3,043            106,505
                                                               1,681,253

INSURANCE -- 5.0%
American International Group Inc.               2,334            179,718(e)
Equitable Cos. Inc.                             3,708            153,419
Hartford Financial Services Group Inc.          3,612            171,344
Provident Cos. Inc.                             4,637            156,499(e)
                                                                 660,980

----------
See Notes to Schedule of Investments and Financial Statements.

                                      Schedule of Investments September 30, 1998

--------------------------------------------------------------------------------
                                                 Number
                                              of Shares             Value
--------------------------------------------------------------------------------

RETAIL TRADE -- 6.6%
Barnes & Noble Inc.                               5,911         $  159,597(a,e)
Consolidated Stores Corp.                         3,490             68,491(a)
Federated Department Stores Inc.                  3,577            130,113(a)
Pier 1 Imports Inc.                               7,713             57,848
Polo Ralph Lauren Corp. (Class A)                 4,553             90,775(a)
St. John Knits Inc.                               3,253             52,455
The Timberland Co.                                1,761             64,277(a)
Tiffany & Co.                                     3,312            103,914
Zale Corp.                                        5,383            137,939(a)
                                                                   865,409

TECHNOLOGY - ELECTRONICS & EQUIPMENT -- 6.1%
ADC Telecommunications Inc.                       1,905             40,243(a)
Analog Devices Inc.                               4,637             74,482(a)
Gilat Satellite Networks Ltd.                     4,081            183,645(a)
Nokia Corp. ADR                                   3,460            271,394
Northern Telecom Ltd.                             3,004             96,128
Perkin Elmer Corp.                                2,011            138,130
                                                                   804,022
[GRAPHIC OF DISCS OMITTED]

TECHNOLOGY - SOFTWARE & SERVICES -- 7.5%
Cadence Design Systems Inc.                       5,837            149,208(a)
Compuware Corp.                                   2,573            151,485(a)
HBO & Co.                                         7,682            221,818
National Data Corp.                               3,845            118,714
Sterling Commerce Inc.                            4,612            159,691(a,e)
SunGard Data Systems Inc.                         6,139            193,379(a)
                                                                   994,295

TRANSPORTATION -- 2.3%
Canadian Pacific Ltd.                             5,028            104,017
CNF Transportation Inc.                           3,549            103,364
U.S. Xpress Enterprises Inc. (Class A)            3,411             41,785(a)
Wisconsin Central
Transportation Corp.                              4,022             56,308(a)
                                                                   305,474

UTILITIES -- 4.0%
Airtouch Communications Inc.                      4,275            243,675(a,e)
MCI WorldCom Inc.                                 4,318            211,042(a)
Qwest Communications
  International Inc.                              2,473             77,436(a)
                                                                   532,153
TOTAL INVESTMENTS IN SECURITIES
  (COST $13,238,012)                                            11,847,055



--------------------------------------------------------------------------------
                                                    Number
                                                 of Shares          Value
--------------------------------------------------------------------------------
Short-Term Investments -- 10.2%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
   (COST $1,354,282)                              1,354,282      $ 1,354,282

OTHER ASSETS AND LIABILITIES,
   NET 0.1%                                                            7,161
--------------------------------------------------------------------------------
NET ASSETS -- 100%                                               $13,208,498
================================================================================


--------------------------------------------------------------------------------
Other Information
--------------------------------------------------------------------------------
The Mid-Cap Growth Fund had the following long Futures Contracts open at September 30, 1998:

                                         Number
                       Expiration         of        Underlying    Unrealized
Description              Date         Contracts     Face Value      Gain
--------------------------------------------------------------------------------
S&P Mid-Cap
   400                 Dec. 1998          1         $ 155,600       $1,500


----------
See Notes to Schedule of Investments and Financial Statements.

[GRAPHIC OMITTED]

ICONS REPRESENT THE TOP FIVE INDUSTRY WEIGHTINGS IN THE
MID-CAP GROWTH FUND AT SEPTEMBER 30, 1998.

                                                              S&P 500 Index Fund
--------------------------------------------------------------------------------

Q&A

James B. May leads a team of portfolio managers at State Street Global Advisors, the sub-adviser for the S&P 500 Index Fund. Since 1994, James has been an investment officer and portfolio manager in the U.S. Structured Products Group at State Street Bank and Trust Company with total assets under management exceeding $441 billion. From 1991 to 1993, James served as an Investment Support Analyst in the U.S. Passive Services Group at State Street. James holds a B.S. in finance from Bentley College and an M.B.A. from Boston College.

Q. How did the S&P 500 Index Fund perform compared to its benchmark for the period since inception, November 25, 1997, through September 30, 1998?

A. The S&P 500 Index Fund posted a return of 8.63% for the period since inception, November 25, 1997 through September 30, 1998. This compares with an 8.45% return for the Standard & Poor's 500 Composite Index over the same period.

Q.   What factors contributed to the fund's performance?

A. The fund's performance is credited to the optimization technique used to manage the fund while it is still of relatively small asset size. As a result of this technique, misweightings of securities relative to the benchmark occur. Those misweights cause fund performance to deviate from the benchmark. Portfolio optimization attempts to keep the tracking to a minimum while creating the most efficient portfolio possible.

Q.   What is your strategy for selecting stocks for the fund?

A. We continue to utilize an optimization technique to manage the S&P 500 Index Fund. With this strategy, a portfolio of approximately 350 stocks has been created to represent the characteristics of the underlying benchmark, the S&P 500 Index. This allows a fund of limited asset size to track the index while keeping custody and trading costs to a minimum. This methodology has provided consistent tracking.

Q. What domestic and world events had a major impact on the financial markets during the period and how did this impact your fund?

A. Several global events have prompted increased volatility and concern in the U.S. equity markets in recent months.

     First, the Asian financial crisis continues to be a significant event that should have global consequences for months to come. The onset of the Japanese recession and the weakened state of Japanese financial institutions deepened the severity of the crisis. Also, the inability of the Japanese government to take strong economic measures to rescue its ailing economy added to the market's uneasiness and fear. The uncertainty of the magnitude of the global fallout from the crisis has pushed many investors to well known large cap stocks. Many investors believe that large-cap stocks, most of which are in the S&P 500 Index, should fare better than their small-cap counterparts if the markets experience any protracted downturn.

     The second event that increased volatility and investor concern was the economic and political instability in Russia. Although Russia is not the same world power that the former Soviet Union once was, the possibility of its economic and political collapse sent fear through the world markets.

     Finally, the scandals and crisis in the White House had an impact on the U.S. equity markets. The uncertainty of President Clinton's political power and ability to effectively lead the United States through the current world crisis has been brought into question.

Q.   What is the outlook for the fund?

A. In addition to the current crisis, the economies of Brazil and other South American nations are being carefully watched. As all these events develop on the world stage, the U.S. economy may experience slower economic growth if U. S. firms experience lower-than-expected earnings. While the Federal Reserve has indicated that it will use its powers to protect the U.S. economy, it is unclear how effective their intervention will be. With the passively managed strategy of the fund, it should remain properly positioned to track the return of the S&P 500 Index.

                                                              S&P 500 Index Fund
--------------------------------------------------------------------------------


=================================================================
                  COMPARISON OF CHANGE IN VALUE
                     OF A $10,000 INVESTMENT
=================================================================

                     [LINE GRAPHIC OMITTED]
                     PLOT POINTS AS FOLLOWS:

                 S&P 500 INDEX FUND S&P 500 (VESTEK)

11/26/97         10000            10000
11/97            10040            10052.9
12/97            10212.03         10222.19
1/98             10332.17         10337.91
2/98             11073.05         11080.89
3/98             11643.72         11649.34
4/98             11763.86         11770.03
5/98             11563.62         11565.58
6/98             12044.19         12035.49
7/98             11914.04         11907.8
8/98             10202.02         10188.31
9/98             10862.8          10844.74


======================================================================
                        AGGREGATE TOTAL RETURN
               FOR THE PERIOD ENDED SEPTEMBER 30, 1998
======================================================================


                              SINCE
                            INCEPTION             COMMENCEMENT
--------------------------------------------------------------------------------

S&P 500 Index Fund            8.63%                 11/25/97
--------------------------------------------------------------------------------

S&P 500 Index                 8.45%
================================================================================


Legend as follows:
S&P 500 IndexFund
S&P 500

                          INVESTMENT PROFILE

     A mutual fund designed for investors who seek growth of capital and accumulation of income that corresponds to the investment return of the Standard & Poor's 500 Composite Stock Price Index by investing in common stocks comprising that Index.


======================================================================
                          SECTOR ALLOCATION
                       AS OF SEPTEMBER 30, 1998
======================================================================


                         [PIE CHART OMITTED]

                     PLOT POINTS AS FOLLOWS:

Transportation                      1.0%
Insurance                           3.3%
Cash and Other                      5.3%
Retail Trade                        5.3%
Capital Goods                       7.9%
Energy & Basic Materials           10.8%
Utilities                          10.8%
Financials                         11.1%
Healthcare                         12.7%
Technology                         14.7%
Consumer                           17.1%



======================================================================
                       TOP TEN LARGEST HOLDINGS
                        AT SEPTEMBER 30, 1998
======================================================================


Microsoft Corp.                            3.11%
--------------------------------------------------------------------------------
General Electric Co.                       3.00%
--------------------------------------------------------------------------------
Exxon Corp.                                2.02%
--------------------------------------------------------------------------------
Merck & Co. Inc.                           1.80%
--------------------------------------------------------------------------------
Coca Cola Co.                              1.63%
--------------------------------------------------------------------------------
Intel Corp.                                1.61%
--------------------------------------------------------------------------------
Pfizer Inc.                                1.57%
--------------------------------------------------------------------------------
International Business Machines            1.46%
--------------------------------------------------------------------------------
Wal-Mart Stores Inc.                       1.38%
--------------------------------------------------------------------------------
Philip Morris Cos. Inc.                    1.25%
================================================================================

                      SEE NOTES TO PERFORMANCE.
         PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                      Schedule of Investments September 30, 1998
--------------------------------------------------------------------------------

                               S&P 500 INDEX FUND

--------------------------------------------------------------------------------
                                              Number
                                           of Shares               Value
--------------------------------------------------------------------------------
Common Stock -- 94.7%
--------------------------------------------------------------------------------

BASIC MATERIALS -- 3.4%
Air Products & Chemicals Inc.                    800         $ 23,800
Alcan Aluminum Ltd.                              900           21,094
Aluminum Co. of America                          700           49,700
Barrick Gold Corp.                             1,500           30,000
Champion International Corp.                     400           12,525
Dow Chemical Co.                                 600           51,262
Du Pont de Nemours (E.I.) & Co.                2,600          145,925
Eastman Chemical Co.                             400           20,175
Fort James Corp.                                 700           22,969
Freeport McMoran Copper & Gold Inc. (Class B)  1,500           17,813
Georgia Pacific Corp.                            300           13,688
Hercules Inc.                                    400           12,025
International Paper Co.                          800           37,300
Monsanto Co.                                   1,400           78,925
Phelps Dodge Corp.                               400           20,875
PPG Industries Inc.                              600           32,737
Praxair Inc.                                     500           16,344
Rohm & Haas Co.                                  600           16,688
Union Camp Corp.                                 400           15,750
Union Carbide Corp.                              500           21,562
Weyerhaeuser Co.                                 600           25,312
                                                              686,469

CAPITAL GOODS -- 7.9%
AlliedSignal Inc.                              1,400           49,525
AMP Inc.                                         700           25,025
Boeing Co.                                     2,300           78,919
Browning-Ferris Industries Inc.                  700           21,175
Case Corp.                                       300            6,525
Caterpillar Inc.                                 900           40,106
Cooper Industries Inc.                           500           20,375
Corning Inc.                                     600           17,663
Deere & Co.                                      700           21,175
Dover Corp.                                      800           24,700
Eaton Corp.                                      300           18,806
Emerson Electric Co.                           1,100           68,475
Fluor Corp.                                      200            8,213
General Electric Co.                           7,600          604,675(e)
Grainger (W.W.) Inc.                             400           16,850
Honeywell Inc.                                   400           25,625
Illinois Tool Works Inc.                         700           38,150
Ingersoll Rand Co.                               600           22,762

--------------------------------------------------------------------------------
                                                 Number
                                              of Shares         Value
--------------------------------------------------------------------------------

Lockheed Martin Corp.                           500         $   50,406
Masco Corp.                                   1,200             29,550
Minnesota Mining & Manufacturing Co.            900             66,319
Northrop Grumman Corp.                          200             14,600
PACCAR Inc.                                     200              8,238
Parker Hannifin Corp.                           500             14,844
Raytheon Co. (Class A)                          108              5,596
Raytheon Co. (Class B)                          800             43,150
Rockwell International Corp.                    600             21,675
Sherwin-Williams Co.                            700             15,138
Tenneco Inc.                                    600             19,725
Textron Inc.                                    500             30,312
Thermo Electron Corp.                           500              7,531(a)
Tyco International Ltd.                       1,300             71,825
United Technologies Corp.                       600             45,862
Waste Management Inc.                           870             41,814
                                                             1,595,329

CONSUMER - CYCLICAL-- 8.1%
Black & Decker Corp.                            200              8,325
Block H & R Inc.                                200              8,275
CBS Corp.                                     1,800             43,650
Cendant Corp.                                 2,061             23,959(a)
Chrysler Corp.                                1,700             81,387
Clear Channel Communications Inc.               600             28,500(a)
Comcast Corp. (Class A)                       1,000             46,937
Dana Corp.                                      400             14,925
Donnelley (R.R.) & Sons Co.                     600             21,113
Dow Jones & Co. Inc.                            400             18,600
Dun & Bradstreet Corp.                          900             24,300
Eastman Kodak Co.                               800             61,850
Ford Motor Co.                                2,700            126,731
Fortune Brands Inc.                             700             20,738
Gannett Inc.                                    700             37,494
General Motors Corp.                          1,700             92,969
Genuine Parts Co.                               900             27,056
Goodyear Tire & Rubber Co.                      500             25,688
Hasbro Inc.                                     300              8,850
Hilton Hotels Corp.                             800             13,650
Marriott International Inc. (Class A)           800             19,100
Mattel Inc.                                     800             22,400
McDonald's Corp.                              1,600             95,500
McGraw Hill Cos. Inc.                           300             23,775
MediaOne Group Inc.                           1,700             75,544
New York Times Co.                              600             16,500
Newell Co.                                      500             23,031
Nike Inc.                                       800             29,450
Omnicom Group Inc.                              300             13,500
Rubbermaid Inc.                                 400              9,575

----------
See Notes to Schedule of Investments and Financial Statements.

                                                              S&P 500 INDEX FUND

--------------------------------------------------------------------------------
                                                 Number
                                              of Shares          Value
--------------------------------------------------------------------------------

Seagram Ltd.                                    1,000      $     28,688
Service Corp. International                       800            25,500
Tele-Communications Inc. (Series A)             1,300            50,862(a)
Time Warner Inc.                                1,300           113,831
Times Mirror Co.                                  400            21,250
Tribune Co.                                       400            20,125
Tricon Global Restaurants Inc.                    600            23,400(a)
TRW Inc.                                          500            22,188
VF Corp.                                          600            22,275
Viacom Inc. (Class B)                           1,000            58,000(a)
Walt Disney Co.                                 4,500           113,906
Xerox Corp.                                       800            67,800
                                                              1,631,197
[GRAPHIC OF COMPUTER OMITTED]
CONSUMER - STABLE -- 9.0%
Anheuser Busch Cos. Inc.                        1,100            59,400
Archer-Daniels Midland Co.                      1,470            24,623
Avon Products Inc.                                800            22,450
Bestfoods                                         600            29,063
Campbell Soup Co.                               1,100            55,206
Clorox Co.                                        300            24,750
Coca Cola Co.                                   5,700           328,462(e)
Colgate-Palmolive Co.                             700            47,950
Conagra Inc.                                    1,100            29,631
Crown Cork & Seal Inc.                            400            10,700
General Mills Inc.                                400            28,000
Gillette Co.                                    2,600            99,450
Heinz (H.J.) Co.                                  800            40,900
Hershey Foods Corp.                               400            27,375
Kellogg Co.                                     1,000            32,938
Kimberly Clark Corp.                            1,300            52,650
Owens-Illinois Inc.                               400            10,000(a)
Pepsico Inc.                                    3,500           103,031
Philip Morris Cos. Inc.                         5,500           253,344(e)
Pioneer Hi-Bred International Inc.                500            13,125
Procter & Gamble Co.                            3,100           219,906
Quaker Oats Co.                                   500            29,500
Ralston Purina Co.                                900            26,325
RJR Nabisco Holdings Corp.                        700            17,631
Sara Lee Corp.                                  1,100            59,400
Sysco Corp.                                     1,200            28,275
Unilever N.V.                                   1,400            85,750
UST Inc.                                          800            23,650
Wrigley (W.M.) Junior Co.                         300            22,781
                                                              1,806,266
ENERGY -- 7.4%
Amerada Hess Corp.                                400            23,075
Amoco Corp.                                     2,400           129,300
Anadarko Petroleum Co.                            400            15,725

--------------------------------------------------------------------------------
                                                Number
                                             of Shares            Value
--------------------------------------------------------------------------------

Atlantic Richfield Co.                            800         $   56,750
Baker Hughes Inc.                                 770             16,122
Burlington Resources Inc.                         600             22,425
Chevron Corp.                                   1,600            134,500
Exxon Corp.                                     5,800            407,087(e)
Halliburton Co.                                 1,200             34,275
Mobil Corp.                                     1,900            144,281
Occidental Petroleum Corp.                      1,100             23,650
Phillips Petroleum Co.                            700             31,588
Royal Dutch Petroleum Co. ADR                   5,100            242,887
Schlumberger Ltd.                               1,100             55,344
Texaco Inc.                                     1,400             87,762
Union Pacific Resources Group Inc.              1,000             12,313
Unocal Corp.                                      900             32,625
USX-Marathon Group                                800             28,350
                                                               1,498,059
[GRAPHIC OF MONEY OMITTED]
FINANCIAL -- 11.1%
Ahmanson (H.F.) & Co.                             400             22,200
American Express Co.                            1,100             85,387
American General Corp.                            600             38,325
Associates First Capital Corp. (Class A)          707             46,132
Banc One Corp.                                  1,630             69,479
Bank of New York Inc.                           1,800             49,275
BankAmerica Corp.                               1,600             96,200
BankBoston Corp.                                  800             26,400
Bankers Trust New York Corp.                      300             17,700
BB&T Corp.                                        600             17,963
Charles Schwab Corp.                              700             27,563
Chase Manhattan Corp.                           1,900             82,175
Citicorp                                        1,000             92,937
Comerica Inc.                                     450             24,666
Countrywide Credit Industries                     600             24,975
Federal Home Loan Mortgage Corp.                1,700             84,044
Federal National Mortgage Assoc.                2,400            154,200
Fifth Third Bancorp                               600             34,500
First Chicago NBD Corp.                           700             47,950
First Union Corp.                               2,210            113,124
Fleet Financial Group Inc.                        600             44,062
Franklin Resources Inc.                           600             18,000
Household International Inc.                    1,206             45,225
Huntington Bancshares Inc.                        660             16,583
KeyCorp                                         1,000             28,875
Lehman Brothers Holdings Inc.                     200              5,650
Mellon Bank Corp.                                 600             33,037
Mercantile Bancorp. Inc.                          300             14,513
Merrill Lynch & Co. Inc.                          800             37,900
MGIC Investment Corp.                             400             14,750
Morgan (J.P.) & Co. Inc.                          400             33,850
Morgan Stanley, Dean Witter                     1,300             55,981
National City Corp.                               800             52,750

----------
See Notes to Schedule of Investments and Financial Statements.

                                      Schedule of Investments September 30, 1998

--------------------------------------------------------------------------------
                                              Number
                                            of Shares           Value
--------------------------------------------------------------------------------

NationsBank Corp.                             2,193         $  117,325
Northern Trust Corp.                            300             20,475
Norwest Corp.                                 1,700             60,881
PNC Bank Corp.                                  700             31,500
Providian Financial Corp.                       200             16,963
Regions Financial Corp.                         500             18,125
Republic of New York Corp.                      400             15,800
State Street Corp.                              400             21,825(h)
Summit Bancorp.                                 400             15,000
Suntrust Banks Inc.                             500             31,000
Synovus Financial Corp.                         700             13,825
Transamerica Corp.                              200             21,200
Travelers Group Inc.                          2,708            101,550
United States Bancorp.                        1,600             56,900
Wachovia Corp.                                  500             42,625
Washington Mutual Inc.                          850             28,687
Wells Fargo & Co.                               200             71,000
                                                             2,241,052
[GRAPHIC OF HEALTH SIGN OMITTED]
HEALTHCARE -- 12.7%
Abbott Laboratories                           3,600            156,375
Aetna Inc.                                      400             27,800
Allergan Inc.                                   200             11,675
Alza Corp.                                      200              8,675
American Home Products Corp.                  3,000            157,125
Amgen Inc.                                      700             52,894(a)
Baxter International Inc.                       700             41,650
Becton Dickinson & Co.                        1,000             41,125
Boston Scientific Corp.                         500             25,688(a)
Bristol-Myers Squibb Co.                      2,300            238,912
Cardinal Health Inc.                            300             30,975
Columbia/HCA Healthcare Corp.                 1,600             32,100
Eli Lilly & Co.                               2,600            203,612(e)
Guidant Corp.                                   500             37,125
HBO & Co.                                     1,200             34,650
Healthsouth Corp.                             1,100             11,619(a)
IMS Health Inc.                                 500             30,969
Johnson & Johnson                             3,100            242,575(e)
Medtronic Inc.                                1,200             69,450
Merck & Co. Inc.                              2,800            362,775
Pfizer Inc.                                   3,000            317,812
Pharmacia & Upjohn Inc.                       1,300             65,244
Schering Plough Corp.                         1,700            176,056
Tenet Healthcare Corp.                          900             25,875(a)
United Healthcare Corp.                         500             17,500
United States Surgical Corp.                    200              8,338
Warner-Lambert Co.                            1,900            143,450
                                                             2,572,044

--------------------------------------------------------------------------------
                                                Number
                                             of Shares         Value
--------------------------------------------------------------------------------

INSURANCE -- 3.3%
Allstate Corp.                                2,000        $   83,375
American International Group Inc.             2,400           184,800
Aon Corp.                                       400            25,800
Chubb Corp.                                     400            25,200
CIGNA Corp.                                     600            39,675
Cincinnati Financial Corp.                      400            12,300
Conseco Inc.                                    774            23,655
General Reinsurance Corp.                       200            40,600
Hartford Financial Services
  Group Inc.                                    800            37,950
Lincoln National Corp.                          300            24,675
Loews Corp.                                     300            25,313
Marsh & McLennan Cos. Inc.                      600            29,850
Progressive Corp.                               200            22,550
St. Paul Cos. Inc.                              600            19,500
SunAmerica Inc.                                 600            36,600
Torchmark Corp.                                 300            10,781
UNUM Corp.                                      400            19,875
                                                              662,499
RETAIL TRADE -- 5.3%
Abercrombie & Fitch Co.                           1                44(a)
Albertsons Inc.                                 800            43,300
American Stores Co.                             600            19,313
Autozone Inc.                                   300             7,388(a)
Circuit City Stores Inc.                        200             6,663
Consolidated Stores Corp.                       200             3,925(a)
Costco Cos. Inc.                                600            28,425(a)
CVS Corp.                                     1,000            43,812
Dayton Hudson Corp.                           1,200            42,900
Dollar General Corp.                            375             9,984
Federated Department Stores Inc.                600            21,825(a)
Gap Inc.                                      1,050            55,387
Home Depot Inc.                               3,400           134,300
J.C. Penney Company Inc.                        600            26,963
K Mart Corp.                                  1,600            19,100(a)
Kohl's Corp.                                    300            11,700(a)
Kroger Co.                                      700            35,000(a)
Limited Inc.                                    900            19,744
Lowes Cos. Inc.                               1,000            31,812
May Department Stores Co.                       600            30,900
Rite Aid Corp.                                  800            28,400
Sears Roebuck & Co.                           1,000            44,187
Tandy Corp.                                     200            10,700
TJX Cos. Inc.                                 1,000            17,813
Toys 'R Us Inc.                                 800            12,950(a)
Wal-Mart Stores Inc.                          5,100           278,587
Walgreen Co.                                  1,300            57,281
Winn Dixie Stores Inc.                          600            22,313
                                                            1,064,716

----------
See Notes to Schedule of Investments and Financial Statements.

                                      Schedule of Investments September 30, 1998
--------------------------------------------------------------------------------
                                                  Number
                                               of Shares                 Value
--------------------------------------------------------------------------------

[GRAPHIC OF COMPUTER OMITTED]
TECHNOLOGY - ELECTRONICS & EQUIPMENT -- 10.1%
3Com Corp.                                         900            $ 27,056(a)
Advanced Micro Devices Inc.                        300               5,569(a)
Apple Computer                                     300              11,438(a)
Applied Materials Inc.                           1,000              25,250(a)
Ascend Communications Inc.                         400              18,200(a)
Cabletron Systems Inc.                             400               4,500(a)
Cisco Systems Inc.                               3,600             222,525(a)
Compaq Computer Corp.                            4,072             128,777
Dell Computer Corp.                              3,200             210,400(a)
EMC Corp.                                        1,300              74,344(a)
Gateway 2000 Inc.                                  300              15,637(a)
General Instrument Corp.                           300               6,488(a)
Hewlett Packard Co.                              2,400             127,050
Ikon Office Solutions Inc.                         300               2,156
Intel Corp.                                      3,800             325,850(e)
International Business Machines                  2,300             294,400
LSI Logic Corp.                                    300               3,788(a)
Lucent Technologies Inc.                         3,200             221,000(e)
Micron Technology Inc.                             500              15,219(a)
Motorola Inc.                                    1,400              59,762
National Semiconductor Corp.                       500               4,844(a)
Northern Telecom Ltd.                            1,820              58,240
Pitney Bowes Inc.                                  800              42,050
Seagate Technology                                 800              20,050(a)
Sun Microsystems Inc.                            1,000              49,812(a)
Tellabs Inc.                                       500              19,906(a)
Texas Instruments Inc.                           1,000              52,750
                                                                 2,047,061

TECHNOLOGY - SOFTWARE & SERVICES -- 4.6%
Automatic Data Processing Inc.                     800              59,800
Computer Associates International Inc.           1,350              49,950
Computer Sciences Corp.                            600              32,700
Electronic Data Systems Corp.                    1,200              39,825
First Data Corp.                                 1,200              28,200
Microsoft Corp.                                  5,700             627,356(a,e)
Novell Inc.                                        800               9,800(a)
Oracle Systems Corp.                             2,300              66,988(a)
Parametric Technology Corp.                        800               8,050(a)
Unisys Corp.                                       500              11,375(a)
                                                                    934,044

TRANSPORTATION -- 1.0%
AMR Corp.                                          600              33,262(a)
Burlington Northern Santa Fe                     1,200              38,400
CSX Corp.                                          600              25,237
Delta Air Lines Inc.                               400              38,900

--------------------------------------------------------------------------------
                                                Number
                                             of Shares             Value
--------------------------------------------------------------------------------

FDX Corp.                                          300            $ 13,538(a)
Norfolk Southern Corp.                           1,000              29,062
U.S. Airways Group Inc.                            100               5,063(a)
Union Pacific Corp.                                600              25,575
                                                                   209,037

[GRAPHIC OF PLUG OMITTED]

UTILITIES -- 10.8%
Airtouch Communications Inc.                      1,400             79,800(a)
Alltel Corp.                                        700             33,162
American Electric Power Inc.                        500             24,406
American Telephone & Telegraph Corp.              4,100            239,594
Ameritech Corp.                                   2,600            123,175
Bell Atlantic Corp.                               3,600            174,375
Bellsouth Corp.                                   2,300            173,075
Central & South West Corp.                        1,000             28,563
Coastal Corp.                                       800             27,000
Consolidated Edison Inc.                            700             36,487
Consolidated Natural Gas Co.                        400             21,800
Dominion Resources Inc.                             500             22,313
Duke Energy Corp.                                   800             52,950
Edison International                              1,000             25,688
Enron Corp.                                         700             36,969
Entergy Corp.                                     1,000             30,750
FirstEnergy Corp.                                   500             15,531
FPL Group Inc.                                      400             27,875
Frontier Corp.                                      800             21,900
GPU Inc.                                            700             29,750
GTE Corp.                                         2,200            121,000
Houston Industries Inc.                           1,100             34,237
MCI WorldCom Inc.                                 4,015            196,215(a)
Nextel Communications Inc.                          600             12,113(a)
Pacificorp                                          700             13,431
Peco Energy Co.                                   1,100             40,219
PG&E Corp.                                        1,100             35,131
Public Service Enterprise Group Inc.                500             19,656
SBC Communications Inc.                           4,200            186,637
Southern Co.                                      1,500             44,156
Sprint Corp.                                      1,100             79,200
Texas Utilities Co.                                 700             32,594
U.S. WEST Inc.                                    1,246             65,337
Unicom Corp.                                      1,000             37,375
Williams Cos. Inc.                                1,000             28,751
                                                                 2,171,215
TOTAL COMMON STOCK
  (COST $17,921,928)                                            19,118,988

----------
See Notes to Schedule of Investments and Financial Statements.

                                      Schedule of Investments September 30, 1998

--------------------------------------------------------------------------------
                                                Number
                                             of Shares                Value
--------------------------------------------------------------------------------
Preferred Stock -- 0.2%
--------------------------------------------------------------------------------
Ceridian Corp.                                     100            $   5,738(a)
MBNA Corp.                                       1,300               37,212

TOTAL PREFERRED STOCK
   (COST $40,196)                                                    42,950

TOTAL INVESTMENTS IN SECURITIES
   (COST $17,962,124)                                            19,161,938

--------------------------------------------------------------------------------
Short-Term Investments -- 5.1%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund                  599,148             599,148
Money Market Obligations Trust                  343,092             343,092


                                          Principal
                                             Amount                Value
--------------------------------------------------------------------------------

U.S. GOVERNMENT

United States Treasury Bill
4.27%  12/24/98                            $85,000                 84,167(d)

TOTAL SHORT-TERM INVESTMENTS
   (COST $1,026,407)                                            1,026,407

OTHER ASSETS AND LIABILITIES,
   NET 0.0%                                                        (1,920)
--------------------------------------------------------------------------------

NET ASSETS -- 100%                                            $20,186,425
================================================================================


--------------------------------------------------------------------------------
Other Information
--------------------------------------------------------------------------------

The S&P 500 Index Fund had the following long Futures Contracts open at September 30, 1998:

                                     Number
                      Expiration      of          Underlying       Unrealized
Description              Date      Contracts      Face Value          Loss
--------------------------------------------------------------------------------
S&P 500               Dec. 1998       4          $ 1,026,000       $(10,300)


----------
See Notes to Schedule of Investments and Financial Statements.

[GRAPHIC OMITTED]

ICONS REPRESENT THE TOP FIVE INDUSTRY WEIGHTINGS IN THE
S&P 500 INDEX FUND AT SEPTEMBER 30, 1998.

                                                                    Income Funds
--------------------------------------------------------------------------------

Q&A

Bob MacDougall leads the fixed income team at GE Investments. Assets under his management exceed $29 billion. His responsibilities include managing the Income and Money Market Funds. Bob joined GE Investments in 1986 as a Mutual Fund Portfolio Manager and was appointed to head the Taxable Fixed Income team in 1992, and the Tax-exempt Fixed Income team in 1997. Previously he was with GE's Corporate Treasury Operation managing the Company's $2 billion portfolio of marketable securities and supporting the Treasurer in the areas of debt management and capital structure planning. Prior to that, Bob has held various financial management positions since joining GE in 1973. He holds Bachelor's and Master's degrees in Business Administration from the University of Massachusetts.

Q. Describe what happened in the fixed income markets for the ten-month period ended September 30, 1998.

A. The past ten months have seen a significant rally in the bond market. Yields on 30-Year U.S. Treasury Bonds fell 107 basis points (1.07%) from 6.04% to 4.97%. Similar declines occurred in Treasuries of shorter maturities as well. During the first half of the year the Federal Reserve (the "Fed"), concerned about the tight labor market, had a bias to raise interest rates to help slow our economy and prevent an acceleration of inflation. Uncertainty about the impact of the Asian crisis and whether it would spread to other regions of the world kept them on the sidelines. As the Asian financial crisis worsened and spread to Russia and Latin America, investors were increasingly attracted to the U.S. Treasury market's quality, liquidity and value. Signs of a slowing of domestic economic activity and continued low inflation, together with the global market turmoil, prompted the Fed to ease monetary policy in late September.

     Not all sectors of the fixed income market fared as well, however. Declining interest rates caused many homeowners to refinance their mortgages. This had a dampening effect on the price performance of securities backed by home mortgages. The mortgage sector, as measured by the Lehman Brothers Mortgage Index returned 7.31% for the ten months ended September 1998 compared with a 10.75% return for the Treasury index. While mortgage backed securities were affected by "prepayment" risk (the uncertainty about the cash flow due to the prepayment option granted to homeowners) , corporate and other non-U.S. government bonds were hit with fears of "repayment" risk. For years investors have increasingly "reached for yield" by buying lower rated corporates and driving credit spreads tighter and tighter. After the Russian debt default in August the markets reassessed - and repriced - the credit risk premiums in the corporate bond market. Lower quality bonds were sold in favor of high quality U.S. Treasuries. This "flight-to-quality" pushed corporate yields up while driving Treasury yields down. The yield differential or spread widened in some cases to levels not seen since the 1990-91 recession. Emerging market debt declined 16.16% while high yield corporate bonds eked out a 62% return over the past ten months. Over the life of a bond its return is generally equal to its yield (barring a default). During the past couple of months there has been an inverse correlation between yield and return. The lowest yielding sectors (Treasuries) outperformed higher yielding corporates and mortgages.

Income Fund

Q. How did the Income Fund perform against its benchmark for the ten-month period ended September 30, 1998?

A. The Income Fund posted a return of 9.21% for the period since inception, November 21, 1997 through September 30, 1998 while its benchmark, the Lehman Brothers Aggregate Bond Index, returned 9.40% for the ten-month period ended September 30, 1998.

What were the key drivers of fund performance?

A. Our strategy was to hold a portfolio which yielded more than the benchmark and was well diversified as to sectors and issuers. During the last couple of months this approach did not provide the results we anticipated. Our holdings of government agency mortgage backed securities and our lower rated corporate bond positions underperformed. Partially offsetting that was a positive contribution from having an average duration (interest rate exposure) longer than the index. Overall, however, the return is clearly higher than we would have expected to achieve when the period began.

Money Market Fund

Q. How did the Money Market Fund perform compared to its industry benchmark for the period since inception December 2, 1997 through September 30, 1998?

A. The Money Market Fund posted a return of 4.53% for the period since inception, December 2, 1997 through September 30, 1998 while its benchmark, the 90-day U.S. Treasury Bill, returned 4.19% for the same period.

Q.   What were the key drivers of fund performance?

A. While the Federal Reserve waited until the end of September to ease monetary policy, the markets didn't. The money market yield curve became inverted. Shorter maturities yielded more than longer maturities. By holding our average maturity shorter we were able to capture these higher rates.

Q.   What is your outlook for the bond market?

A. With bond yields at multi-year and, in some cases, record lows, it is difficult to expect further declines. Having said that, however, bonds continue to offer good value on both a fundamental (real) basis as well as on a relative (to other asset classes) basis. Inflation remains low and well controlled, fiscal policy is supportive and monetary policy has been effective. The widening of mortgage and credit spreads has presented many opportunities for value in those sectors. We believe that high quality bonds will continue to play an important role in a well balanced portfolio.

                                                                    Income Funds
--------------------------------------------------------------------------------


=================================================================
                  COMPARISON OF CHANGE IN VALUE
                     OF A $10,000 INVESTMENT
=================================================================

                     [LINE GRAPHIC OMITTED]
                     PLOT POINTS AS FOLLOWS:

                INCOME FUND    LB AGGREGATE

11/21/97         10000            10000
11/97            10014.43         10000
12/97            10112.09         10101
1/98             10252.98         10230.29
2/98             10241.99         10222.11
3/98             10290.76         10256.86
4/98             10339.73         10310.2
5/98             10451.54         10408.15
6/98             10544.23         10496.62
7/98             10566.63         10518.66
8/98             10691.39         10690.11
9/98             10921.11         10940.26


======================================================================
                        AGGREGATE TOTAL RETURN
               FOR THE PERIOD ENDED SEPTEMBER 30, 1998
======================================================================

                              SINCE
                            INCEPTION             COMMENCEMENT
--------------------------------------------------------------------------------
Income Fund                   9.21%                11/21/97
--------------------------------------------------------------------------------
LB Aggregate                  9.40%
================================================================================

Legend as follows:
Income Fund
LB Aggregate

                          INVESTMENT PROFILE

     A mutual fund designed for investors who seek maximum income consistent with prudent investment management and the preservation of capital by investing in fixed income securities.


======================================================================
                          SECTOR ALLOCATION
                       AS OF SEPTEMBER 30, 1998
======================================================================


                         [PIE CHART OMITTED]

                     PLOT POINTS AS FOLLOWS:

Cash and Other             7.0%
Corporate Notes           20.1%
Mortgage Backed           32.2%
U.S. Government           40.7%



======================================================================
                          QUALITY RATINGS AT
                          SEPTEMBER 30, 1998
======================================================================

      Moody's/         Percentage of
     S&P Rating+        Net Assets
========================================


       Aaa/AAA            78.4%
----------------------------------------

      A to A/A             7.4%
----------------------------------------

      Below A/A           11.7%
----------------------------------------

        Other              2.5%
========================================

+ Moody's Investors Services, Inc. and Standard & Poor's are nationally recognized statistical rating organizations.


                      SEE NOTES TO PERFORMANCE.
         PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                      Schedule of Investments September 30, 1998
--------------------------------------------------------------------------------

                                   INCOME FUND
--------------------------------------------------------------------------------
                                               Principal
                                                  Amount           Value
--------------------------------------------------------------------------------
Bonds and Notes -- 96.9%
--------------------------------------------------------------------------------

U.S. TREASURIES -- 28.0%
U.S. Treasury Bonds
12.50%   08/15/14                          $    64,000         $  105,330
10.625%  08/15/15                              346,000            565,222
8.125%   08/15/19                            1,872,000          2,564,340
6.125%   11/15/27                            1,491,000          1,718,840(e)
5.50%    08/15/28                              520,000            562,089
                                                                5,515,821
U.S. Treasury Notes
5.625%   10/31/99                            4,175,000          4,218,712(e)
5.50%    05/31/00                            1,860,000          1,891,378
5.375%   06/30/00                            1,614,000          1,639,727
5.25%    08/31/00                              895,000            907,718
6.25%    04/30/01                              971,000          1,014,850
6.625%   07/31/01                              555,000            587,606
6.625%   03/31/02                              291,000            312,008
5.375%   06/30/03                              230,000            240,530
5.25%    08/15/03                            1,702,000          1,778,062
6.625%   05/15/07                              300,000            345,609
5.625%   05/15/08                              960,000          1,050,000
                                                               13,986,200
U.S. Treasury STRIP
5.62%    02/15/12                             1,020,000           520,833(d,g)

TOTAL U.S. TREASURIES
   (COST $19,282,940)                                          20,022,854

FEDERAL AGENCIES -- 12.7%
Federal Home Loan Bank
5.62%    08/10/00                             1,000,000         1,015,470
Federal Home Loan Mortgage Corp.
6.22%    03/18/08                               210,000           220,204
5.75%    04/15/08                               360,000           380,588
6.247%   03/17/21                               223,000           231,781
                                                                  832,573
Federal National Mortgage Assoc.
5.60%    03/27/00                               725,000           733,722
5.67%    05/26/00                               900,000           912,933
5.56%    07/24/00                               695,000           704,667
5.38%    01/16/01                               185,000           187,486
5.625%   03/15/01                               780,000           798,767
5.75%    04/15/03                             1,250,000         1,303,900
6.99%    07/09/07                               300,000           321,984
6.00%    05/15/08                               715,000           770,856
6.16%    08/07/28                               615,000           656,759
                                                                6,391,074

--------------------------------------------------------------------------------
                                             Principal
                                                Amount            Value
--------------------------------------------------------------------------------

Small Business Administration
6.55%    12/01/17                           $  472,983         $  499,736
6.125%   01/01/18                              333,273            344,938
                                                                  844,674
TOTAL FEDERAL AGENCIES
   (COST $8,812,304)                                            9,083,791

AGENCY MORTGAGE BACKED -- 28.5%
Federal Home Loan Mortgage Corp.
7.50%    09/01/12                              304,932            314,175
6.50%    04/01/28 - 05/01/28                 2,001,471          2,037,737
                                                                2,351,912
Federal National Mortgage Assoc.
6.424%   12/25/23                            1,480,000          1,552,150
6.131%   10/01/24                              792,000            800,910
7.00%    10/01/27 - 12/01/27                 3,217,999          3,318,041
6.50%    02/01/28 - 08/01/28                 6,071,567          6,173,993
6.153%   03/01/33                              192,536            194,702
6.00%    TBA                                 2,330,000          2,353,300(c)
                                                               14,393,096
Government National Mortgage Assoc.
7.00%    03/15/12                              768,382            794,057
8.50%    10/15/17                              382,681            408,030
6.50%    03/15/24                              538,280            551,058
7.00%    10/15/27                              185,263            191,225
7.50%    01/15/28 - 03/15/28                   590,209            612,342
6.50%    04/15/28                              595,132            608,332
7.00%    04/15/28                              404,130            417,135
                                                                3,582,179
TOTAL AGENCY MORTGAGE BACKED
   (COST $19,962,491)                                          20,327,187

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.3%
Federal Home Loan Mortgage Corp.
6.50%    04/15/28 - 06/15/28                  1,044,000         1,074,821

Federal National Mortgage Assoc. REMIC
6.225%   05/25/14                               526,507           539,340

TOTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
   (COST $1,570,998)                                            1,614,161

CORPORATE NOTES -- 20.1%
Abbey National PLC
7.35%    10/29/49                              200,000            221,534
Applied Materials Inc.
7.125%   10/15/17                              100,000             99,945
Arizona Public Service Co.
6.25%    01/15/05                               80,000             82,166

----------
See Notes to Schedule of Investments and Financial Statements.

                                      Schedule of Investments September 30, 1998
--------------------------------------------------------------------------------
                                             Principal
                                                Amount             Value
--------------------------------------------------------------------------------

Atlantic City Electric Co.
6.19%    01/17/06                            $  205,000        $  213,020
Bank of Scotland
7.00%    11/29/49                                75,000            77,102(b)
Beckman Instruments Inc.
7.10%    03/04/03                               105,000           107,834
Bell Telephone Co. - Pennsylvania
8.35%    12/15/30                               368,000           482,967
Bellsouth Telecomm Inc.
6.375%   06/01/28                               250,000           262,550
Black & Decker Holdings Inc.
7.05%    07/01/28                                90,000            91,912(b)
Boston University
7.625%   07/15/2097                             250,000           297,257
Brascan Ltd.
7.375%   10/01/02                                80,000            83,442
Carnival Corp.
5.65%    10/15/00                               300,000           302,991
Conseco Inc.
6.40%    06/15/01                               391,000           393,929
6.80%    06/15/05                               180,000           182,381
8.70%    11/15/26                               274,000           285,190
Corporacion Andina De Fomento
6.75%    03/15/05                               130,000           124,050
Dow Chemical Co.
8.55%    10/15/09                                80,000            97,905
Fairfax Financial Holdings Ltd.
7.375%   04/15/18                               200,000           195,062
Federated Department Stores Inc.
6.125%   09/01/01                                60,000            61,152
Goldman Sachs Group L.P.
6.20%    12/15/00                               130,000           133,643(b)
Heritage Media Corp.
8.75%    02/15/06                               130,000           139,750
Household Finance Corp.
6.125%   07/15/02                                50,000            50,750
Hydro-Quebec
8.05%    07/07/24                               302,000           361,491
International Lease Finance Corp.
5.62%    02/01/00                               300,000           302,442
Israel Electric Corp. Ltd.
7.125%   07/15/05                                60,000            61,495(b)
Landeskreditbank Baden
7.875%   04/15/04                               292,000           331,411
Lasmo USA Inc.
6.75%    12/15/07                               120,000           118,708
LCI International Inc.
7.25%    06/15/07                                90,000            91,973
Lehman Brothers Holdings Inc.
6.90%    03/30/01                               112,000           112,038
8.05%    01/15/19                               220,000           221,650
7.50%    08/01/26                               145,000           147,182

--------------------------------------------------------------------------------
                                           Principal
                                              Amount              Value
--------------------------------------------------------------------------------

Liberty Property Ltd. Partnership
7.50%    01/15/18                            $   90,000         $  85,556
Loewen Group International Inc.
6.70%    10/01/99                               411,000           397,642(b)
7.50%    04/15/01                               473,000           448,759
MBNA Corp.
6.306%   04/22/03                               150,000           155,365
MCI Communications Corp.
6.125%   04/15/12                               200,000           205,014
MCI WorldCom Inc.
6.125%   08/15/01                                70,000            71,615
6.40%    08/15/05                               105,000           110,798
8.875%   01/15/06                               150,000           164,544
6.95%    08/15/28                                40,000            42,142
Nabisco Inc.
6.125%   02/01/33                                95,000            95,424
National Rural Utilities Cooperative
6.046%   04/15/03                               100,000           103,658
National Westminster Bank PLC
7.75%    04/29/49                               271,000           290,263
News America Holdings Inc.
8.15%    10/17/36                               368,000           409,746
Norfolk Southern Corp.
7.90%    05/15/2097                             439,000           516,093
NWCG Holding Corp.
6.66%    06/15/99                               379,000           365,553
Philip Morris Cos. Inc.
7.25%    09/15/01                                80,000            83,795
RJR Nabisco Inc.
7.625%   09/15/03                               225,000           222,997
Stop & Shop Companies Inc.
9.75%    02/01/02                                50,000            53,250
Sun Life Canada Capital Trust
8.526%   05/29/49                               301,000           325,643(b)
SunAmerica Inc.
5.60%    07/31/2097                             390,000           330,076
Suntrust Banks Inc.
6.00%    01/15/28                                80,000            82,886
Tele-Communications Inc.
9.80%    02/01/12                                80,000           106,937
Time Warner Entertainment Co. L.P.
10.15%   05/01/12                               263,000           355,552
Time Warner Inc.
4.90%    07/29/99                               600,000           596,904(b)
Toledo Edison Co.
7.38%    03/31/00                               411,000           421,612
Turner Broadcasting Systems Inc.
8.375%   07/01/13                               115,000           130,857
Tyco International Group S.A.
6.25%    06/15/03                               140,000           144,963
7.00%    06/15/28                                95,000            99,400

----------
See Notes to Schedule of Investments and Financial Statements.

                                                                     INCOME FUND
--------------------------------------------------------------------------------
                                             Principal
                                                Amount            Value
--------------------------------------------------------------------------------

U.S. West Capital Funding Inc.
6.125%   07/15/02                            $   40,000         $  41,334
6.875%   07/15/28                                60,000            63,604
United Illuminating Co.
6.25%    12/15/02                                30,000            30,434
United Parcel Service Inc.
8.375%   04/01/30                               147,000           187,177
USA Waste Services Inc.
6.125%   07/15/01                               150,000           152,834
USX Marathon Group
9.80%    07/01/01                                80,000            87,766
8.125%   07/15/23                                80,000            85,855
Viacom Inc.
7.75%    06/01/05                               557,000           601,482
Westdeutsche Landesbank
6.75%    06/15/05                               150,000           160,213
Williams Cos. Inc.
6.125%   02/15/02                               155,000           157,342
Yale University Notes
7.375%   04/15/2096                             461,000           555,376
Zurich Capital Trust
8.376%   06/01/37                               100,000           109,383(b)

TOTAL CORPORATE NOTES
   (COST $14,114,787)                                          14,384,766

NON-AGENCY MORTGAGE BACKED SECURITIES -- 3.7%
BHN Mortgage Trust
7.916%   07/25/09                               183,572           124,829(b)
GS Mortgage Securities Corp.
6.86%    07/13/30                               250,000           265,078(d)
Merrill Lynch Mortgage Investors Inc.
6.39%    02/15/30                               114,000           118,685
Morgan Stanley Capital Inc.
6.52%    01/15/08                               130,000           138,409
6.86%    07/15/29                               283,594           299,547(b)
Salomon Brothers Mortgage Securities Inc.
7.00%    10/01/27                               755,241           735,888
Sawgrass Finance REMIC Trust
6.45%    01/20/06                               334,000           341,045
Vornado Finance Corp.
6.36%    12/01/00                               640,000           652,600(b)

TOTAL NON-AGENCY MORTGAGE BACKED SECURITIES
   (COST $2,687,781)                                            2,676,081

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.6%
Blackrock Capital Finance
6.348%   11/25/28                               133,981           137,666
7.22%    11/25/28                               350,000           361,703
7.25%    11/25/28                               209,217           200,521
Residential Assets Securitization Trust
7.75%    04/25/27                               390,000           406,819

--------------------------------------------------------------------------------
                                              Principal
                                                 Amount            Value
--------------------------------------------------------------------------------

TOTAL NON-AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $1,086,832)                                           $ 1,106,709
TOTAL BONDS AND NOTES
   (COST $67,518,133)                                           69,215,549

                                                Number
                                             of Shares            Value
--------------------------------------------------------------------------------
Preferred Stock -- 0.6%
--------------------------------------------------------------------------------
CORPORATE PREFERRED
Banesto Holdings Ltd.
   (Series A), 10.50%                            3,000            94,500(b)
Coastal Finance, 8.375%                          1,400            34,650
New Plan Excel Realty
   Trust Inc., 8.625%                              278            13,413
Pinto Totta International
   Finance Ltd., 7.77%                             273           236,257(b)
TCI Communications, 10.00%                       3,200            87,400
TOTAL PREFERRED STOCK
   (COST $518,627)                                               466,220
TOTAL INVESTMENTS IN SECURITIES
   (COST $68,036,760)                                         69,681,769

--------------------------------------------------------------------------------
Short-Term Investments -- 5.6%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund                  57,145            57,145

                                               Principal
                                                  Amount           Value
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES
Federal Home Loan Bank
5.40% 10/01/98                                  $3,900,000       3,900,000(d)

TOTAL SHORT-TERM INVESTMENTS
   (COST $3,957,145)                                             3,957,145

                                                         Number
                                  Expiration Date/        of
                                   Strike Price         Contracts     Value
--------------------------------------------------------------------------------
Call Options -- 0.0%
--------------------------------------------------------------------------------
U.S. Treasury Notes                Oct 98/110.88          (960)       (4,050)
U.S. Treasury Notes                Oct 98/107.88          (520)       (6,094)
   (WRITTEN OPTION PREMIUM $(6,163))                                 (10,144)
--------------------------------------------------------------------------------
Put Options -- 0.0%
--------------------------------------------------------------------------------
U.S. Treasury Bonds                Oct 98/102.82        (1,005)          --
U.S. Treasury Notes                Oct 98/107.01          (960)       (4,350)
U.S. Treasury Notes                Oct 98/101.88          (520)          (81)
   (WRITTEN OPTION PREMIUM $(9,643))                                  (4,431)

OTHER ASSETS AND LIABILITIES,
   NET (3.1)%                                                     (2,180,203)
--------------------------------------------------------------------------------
NET ASSETS -- 100%                                               $71,444,136
================================================================================

                                                               Money Market Fund
--------------------------------------------------------------------------------


=================================================================
                  COMPARISON OF CHANGE IN VALUE
                     OF A $10,000 INVESTMENT
=================================================================

                     [LINE GRAPHIC OMITTED]
                     PLOT POINTS AS FOLLOWS:

                       MONEY MARKET FUND              90 DAY T-BILL


12/2/97                        10000                        10000
12/97                       10045.17                        10043
1/98                        10091.62                     10085.36
2/98                        10132.93                     10128.29
3/98                        10178.79                     10170.85
4/98                        10223.34                     10212.93
5/98                        10269.49                     10254.78
6/98                        10313.99                     10297.38
7/98                        10360.68                     10340.15
8/98                        10407.71                     10382.12
9/98                        10453.23                     10419.19


======================================================================
                        AGGREGATE TOTAL RETURN
               FOR THE PERIOD ENDED SEPTEMBER 30, 1998
======================================================================

                           SINCE
                         INCEPTION      COMMENCEMENT
--------------------------------------------------------------------------------
Money Market Fund         4.53%           12/2/97
--------------------------------------------------------------------------------
90 day T-Bill             4.19%
================================================================================


Legend as follows:
Money Market Fund
90 Day T-Bill

======================================================================
                          SECTOR ALLOCATION
                       AS OF SEPTEMBER 30, 1998
======================================================================

                         [PIE CHART OMITTED]

                     PLOT POINTS AS FOLLOWS:

Certificate of Deposit and Other           28.4%
Commercial Paper                           29.5%
U.S. Governments                           42.1%


======================================================================
                              FUND YIELD
                        AT SEPTEMBER 30, 1998
======================================================================


                        FUND     IBC MONEY FUND
--------------------------------------------------------------------------------
7 day current          5.29%+      4.93%
--------------------------------------------------------------------------------
7 day effective        5.43%       5.05%
================================================================================


Current yield represents income earned on an investment in the Money Market Fund for a seven day period and then annualized.

Effective yield is calculated similarly but is slightly higher because it reflects the compounding effect of earnings on reinvested dividends.



                          INVESTMENT PROFILE

A mutual fund designed for investors who seek a high level of current income consistent with the preservation of capital and maintenance of liquidity by investing in U.S. dollar denominated, short-term money market instruments.

AN INVESTMENT IN THE MONEY MARKET FUND IS NEITHER INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, AND NO ASSURANCE CAN BE GIVEN THAT THE MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

+ The seven day current yield, rather than the total return, more closely reflects the current earnings of the Money Market Fund at September 30, 1998.


                      SEE NOTES TO PERFORMANCE.
         PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                     Schedule of Investments  September 30, 1998
--------------------------------------------------------------------------------
                                MONEY MARKET FUND
--------------------------------------------------------------------------------
                                                 Principal         Amortized
                                                    Amount              Cost
--------------------------------------------------------------------------------
Short-Term Investments -- 99.8%
--------------------------------------------------------------------------------

U.S. GOVERNMENTS(d) -- 42.1%
Federal Home Loan Bank
5.07%    03/19/99                                  $250,000        $  244,050
Federal Home Loan Mortgage Corp.
5.45%    10/09/98                                   300,000           299,636
5.44%    10/14/98                                   260,000           259,489
5.42%    10/16/98 - 11/06/98                        660,000           657,405
                                                                    1,216,530
Federal National Mortgage Assoc.
5.36%    10/08/98                                   300,000           299,687
5.43%    10/23/98                                   580,000           578,074
5.41%    11/30/98                                   424,000           420,179
5.11%    03/19/99                                   240,000           234,249
                                                                    1,532,189
TOTAL U.S. GOVERNMENTS
   (COST $2,992,769)                                                2,992,769

COMMERCIAL PAPER -- 29.5%
Abbey National PLC
5.48%    11/30/98                                   280,000           277,443
Associates Corp. of North America
5.48%    10/22/98                                   270,000           269,137
Bank of Montreal
5.49%    10/30/98                                   280,000           278,762
Citicorp
5.75%    10/01/98                                   300,000           300,000
Halifax Building Society
5.475%   10/01/98                                   280,000           280,000
Koch Industries
5.75%    10/01/98                                   250,000           250,000
Morgan Stanley Group Inc.
5.49%    10/22/98                                   170,000           169,456
UBS Finance Delaware Inc.
5.49%    10/13/98                                   270,000           269,505

TOTAL COMMERCIAL PAPER
   (COST $2,094,303)                                                2,094,303

--------------------------------------------------------------------------------
                                             Principal            Amortized
                                                Amount                 Cost
--------------------------------------------------------------------------------

YANKEE CERTIFICATES OF DEPOSIT -- 11.8%
Bayerische Hypotheken
5.54%    10/13/98                                $280,000          $  280,000
Deutsche Bank AG
5.56%    10/30/98                                 280,000             280,000
Dresdner Bank AG
5.56%    10/09/98                                 280,000             280,000

TOTAL YANKEE CERTIFICATES OF DEPOSIT
   (COST $840,000)                                                    840,000

TIME DEPOSITS -- 12.4%
Bank of Nova Scotia
5.813%   10/01/98                                 300,000             300,000
5.438%   10/02/98                                 280,000             280,000
Rabobank Nederland
5.75%    10/01/98                                 300,000             300,000

TOTAL TIME DEPOSITS
   (COST $880,000)                                                    880,000

BANKER'S ACCEPTANCE NOTE -- 4.0%
First Union Corp.
5.55%    11/25/98
   (COST $280,000)                                280,000            280,000

TOTAL SHORT-TERM INVESTMENTS
   (COST $7,087,072)                                               7,087,072

OTHER ASSETS AND LIABILITIES,
   NET 0.2%                                                          15,154
--------------------------------------------------------------------------------
NET ASSETS -- 100%                                               $7,102,226
================================================================================


----------
See Notes to Schedule of Investments and Financial Statements.

                                                Notes to Performance (unaudited)
--------------------------------------------------------------------------------

Information on the preceding performance pages relating to the Funds' total returns and top ten holdings is audited. All other information on the preceding performance pages is unaudited.

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares.

The Standard & Poor's ("S&P") 500 Composite Price Index of stocks (S&P 500 Index), S&P Composite Index of 400 mid-cap stocks (S&P Mid-Cap 400 Index), 90 Day U.S. Treasury Index (90 Day T-Bill), Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF), Russell 2000 Index (Russell 2000), Morgan Stanley Capital International EAFE Index (MSCI EAFE), and Lehman Brothers Aggregate Bond Index (LB Aggregate) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index. The S&P 500 Index is a composite of the prices of 500 widely held stocks recognized by investors to be representative of the stock market in general. The S&P Mid-Cap 400 Index is a capitalization-weighted index of 400 U.S. stocks with a median market capitalization of approximately $700 million. The Russell 2000 measures the performance of the smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index, which measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The MSCI EMF Index is an index of emerging markets securities in countries open to non-local investors. MSCI EAFE Index is a composite of 1,100 stocks of companies from 21 countries representing stock markets of Europe, Australasia, New Zealand and the Far East. The LB Aggregate is a composite index of short-, medium, and long-term bond performance and is widely recognized as a barometer of the bond market in general. The 90 Day T-Bill is the average return on three month U.S. Treasury Bills. The IBC Money Fund Report yields represent the average yields of 887 taxable money market funds. The results shown for the foregoing indices assume the reinvestment of net dividends or interest.

A number of the broad market returns are not available for the funds' commencement of investment operations through September 30, 1998. In instances where the inception date was not at the beginning of the month, broad market index returns are calculated from the month end nearest to some of the funds' inception dates.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

S&P 500 is a registered trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the S&P 500 Index Fund.



                                               Notes to Schedules of Investments
--------------------------------------------------------------------------------

(a)  Non-income producing security.

(b) Pursuant to Rule 144A of Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 1998, these securities amounted to $219,618, $596,900 and $3,201,457 or 4.3%, 0.5%, and 4.5% of net assets for the Emerging Markets Fund, International Equity Fund, and Income Fund, respectively. These securities have been determined to be liquid using guidelines established by the Board of Trustees.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)  Coupon amount represents effective yield.

(e) At September 30, 1998, all or a portion of this security was pledged to cover collateral requirements for futures, options and TBA's.

(f) Rights - Industrial Finance Corp. of Thailand rights- expiration date has been postponed indefinitely. Medison Co. Ltd. rights-expire on 10/30/98. Societe Europeene de Communicion rights were exchanged for acceptance shares, which will convert to SEC Series A ADS and SEC Series B ADS upon their U.S. listing date.

(g) Principal only securities represent the right to receive the monthly principal payments on an underlying U.S. Treasury or pool of mortgages. No payments of interest are passed through to the "principal only" holder.

(h) State Street Corp. is the parent company of State Street Bank & Trust Co., the fund's custodian.

ABBREVIATIONS:
ADR    --  American Depositary Receipt
GDR    --  Global Depository Receipt
Regd.  --  Registered
REMIC  --  Real Estate Mortgage Investment Conduit
SDR    --  Special Drawing Rights
STRIPS --  Separate Trading of Registered Interest and Principal of Security

FINANCIAL HIGHLIGHTS
Selected data based on a share outstanding throughout the period indicated


------------------------------------------------------------------------------------------------------------------------------------
                                 EMERGING     INTERNATIONAL    U.S.      SMALL-CAP      MID-CAP    S&P 500                  MONEY
                                  MARKETS        EQUITY       EQUITY     VALUE EQUITY   GROWTH      INDEX       INCOME      MARKET
                                   FUND          FUND         FUND          FUND         FUND        FUND        FUND        FUND
                                  9/30/98*      9/30/98*     9/30/98*     9/30/98*      9/30/98*   9/30/98*     9/30/98*   9/30/98*
------------------------------------------------------------------------------------------------------------------------------------

INCEPTION DATE                   11/25/97     11/25/97       11/25/97       8/3/98     11/25/97     11/25/97    11/21/97    12/2/97

Net asset value,
 beginning of period               $10.00       $10.00         $10.00       $10.00       $10.00       $10.00      $10.00      $1.00
INCOME (LOSS) FROM
 INVESTMENT OPERATIONS:
  Net investment income              0.07         0.14(b)        0.11         0.02         0.04         0.14        0.51       0.04
  Net realized and unrealized
    gains (losses)
    on investments                  (3.26)       (0.07)(b)       0.52        (1.11)       (1.16)        0.72        0.39       0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS             (3.19)        0.07           0.63        (1.09)       (1.12)        0.86        0.90       0.04
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income              0.03         0.01           0.01         0.00         0.01         0.01        0.51       0.04
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                  0.03         0.01           0.01         0.00         0.01         0.01        0.51       0.04
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD      $6.78       $10.06         $10.62        $8.91        $8.87       $10.85      $10.39      $1.00
====================================================================================================================================

TOTAL RETURN (a)                   (31.96%)       0.66%          6.28%      (10.90%)     (11.25%)       8.63%       9.21%      4.53%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (in thousands)                  $5,063     $114,414       $114,553       $9,056      $13,208      $20,186     $71,444     $7,102
  Ratios to average net assets:
    Net investment income**          0.82%        1.72%          1.21%        1.68%        0.53%        1.57%       5.81%      5.33%
    Net expenses**                   1.05%        0.64%          0.42%        0.70%        0.55%        0.15%       0.31%      0.25%
  Portfolio turnover rate              77%          53%            29%          19%          14%           1%        323%       N/A



----------
See Notes to Financial Highlights.

-----------------------------------------------
NOTES TO FINANCIAL HIGHLIGHTS

(a) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains, and assume no sales charge. Periods less than one year are not annualized.

(b) As a result of the timing of purchases and sales of Fund shares, per share amounts do not accord with aggregate amounts appearing in Statement of Changes.

* Information is for the period from Inception date through September 30, 1998.

**   Annualized for periods less than one year.



                                           42 & 43

STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1998


------------------------------------------------------------------------------------------------------------------------------------
                            EMERGING     INTERNATIONAL    U.S.      SMALL-CAP      MID-CAP    S&P 500                  MONEY
                             MARKETS        EQUITY       EQUITY     VALUE EQUITY   GROWTH      INDEX       INCOME      MARKET
                              FUND          FUND         FUND          FUND         FUND        FUND        FUND        FUND
------------------------------------------------------------------------------------------------------------------------------------

ASSETS
  Investments in
    securities, at market(cost
    $6,859,849; $125,501,402;
    $110,224,574; $9,345,907;
    $13,238,012; $17,962,124;
    $68,036,760; and $0,
    respectively)           $4,557,786   $110,591,681  $111,481,839  $8,586,038  $11,847,055  $19,161,938  $69,681,769  $      --
  Short-term investments
   (at amortized cost)         446,255      1,917,657     3,291,243     472,977    1,354,282    1,026,407    3,957,145    7,087,072
  Cash                            --           12,065          --          --           --           --           --          8,523
  Foreign currency
     (cost $53,011;
     $1,220,236; $4,626;
     $0; $0; $0; $0;
     and $0, respectively)      52,473      1,224,173         4,783        --           --           --           --           --
  Receivable for
     investments sold           43,372        363,735       205,756      97,783       20,260         --      2,693,754         --
  Income receivables            11,011        450,291       137,768      11,587       13,869       28,854      882,608       11,196
  Receivable from GEIM            --             --            --          --           --          4,109         --           --
------------------------------------------------------------------------------------------------------------------------------------
    TOTAL ASSETS             5,110,897    114,559,602   115,121,389   9,168,385   13,235,466   20,221,308   77,215,276    7,106,791
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
  Options written,
    at market*                    --             --            --          --           --           --         14,575         --
  Distributions payable
     to shareholders              --             --            --          --           --           --         33,486        3,088
  Payable for investments
    purchased                   43,334         83,994       136,104     104,481       17,856         --      5,005,177         --
  Payable for fund shares
   redeemed                       --             --         362,000        --           --           --        700,000         --
  Payable to GEIM                4,227         61,811        39,372       7,438        6,037         --         17,902        1,477
  Variation margin
    on futures                    --             --          31,400        --          3,075       31,500         --           --
  Payable to Custodian            --             --            --          --           --          3,383         --           --
------------------------------------------------------------------------------------------------------------------------------------
    TOTAL LIABILITIES           47,561        145,805       568,876     111,919       26,968       34,883    5,771,140        4,565
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                  $5,063,336   $114,413,797  $114,552,513  $9,056,466  $13,208,498  $20,186,425  $71,444,136   $7,102,226
====================================================================================================================================

NET ASSETS CONSIST OF:
  Capital paid in            7,586,374    123,999,005   109,740,989  10,000,110   15,159,848   18,830,834   68,883,519    7,102,187
  Undistributed
    (overdistributed)
    net investment income       12,029      1,447,353     1,104,124      23,457       57,283      246,641      366,039         --
  Accumulated net realized
   gain (loss)                (232,338)     3,868,293     2,416,397    (207,232)    (619,176)     (80,564)     548,338           39
  Net unrealized
   appreciation/
   (depreciation) on:
    Investments             (2,302,063)   (14,909,721)    1,257,265    (759,869)  (1,390,957)   1,199,814    1,645,009         --
    Futures                       --             --          33,469        --          1,500      (10,300)        --           --
    Written options               --             --            --          --           --           --          1,231         --
    Foreign currency
     related transactions         (666)         8,867           269        --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                  $5,063,336   $114,413,797  $114,552,513  $9,056,466  $13,208,498  $20,186,425  $71,444,136   $7,102,226
====================================================================================================================================

Shares outstanding
  ($.001 par value)            747,047     11,378,143    10,787,130   1,016,007    1,489,484    1,859,690    6,877,216    7,102,187
Net asset value, offering
  and redemption
  price per share                $6.78         $10.06        $10.62       $8.91        $8.87       $10.85       $10.39        $1.00




*  Premium received for the Income Fund was $15,806.

----------
See Notes to Financial Statements.



                                           44 & 45

STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED SEPTEMBER 30, 1998


------------------------------------------------------------------------------------------------------------------------------------
                               EMERGING    INTERNATIONAL    U.S.       SMALL-CAP     MID-CAP      S&P 500                   MONEY
                                MARKETS       EQUITY       EQUITY    VALUE EQUITY    GROWTH       INDEX       INCOME       MARKET
                                 FUND*        FUND*        FUND*       FUND****      FUND*        FUND*        FUND**       FUND***
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
  INCOME:
  Dividends                    $  94,775    $2,183,696   $1,447,088    $ 21,758     $  81,102   $  248,641   $   31,875        --
  Interest                        19,481       120,153      161,029      11,531        53,336       46,432    3,338,631     514,837
  Less: Foreign
    taxes withheld                (6,565)     (241,891)     (13,659)       --          (1,013)      (1,553)        --          --
------------------------------------------------------------------------------------------------------------------------------------
  TOTAL INCOME                   107,691     2,061,958    1,594,458      33,289       133,425      293,520    3,370,506     514,837
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Advisory and
   administration fees            60,291       555,236      406,706       9,766        67,792       25,543      169,642      22,488
  Trustees' fees                     386         2,752        6,112          66           776        1,046        3,500         264
------------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                    60,677       557,988      412,818       9,832        68,568       26,589      173,142      22,752
------------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME             47,014     1,503,970    1,181,640      23,457        64,857      266,931    3,197,364     492,085
====================================================================================================================================

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
   REALIZED GAIN (LOSS) ON:
     Investments                (234,297)    3,867,230    2,248,483    (207,232)     (602,626)      (9,704)     916,815          39
     Futures                        --            --        167,914        --         (16,550)     (70,860)        --          --
     Foreign currency
       related transactions      (10,665)      (33,974)       2,337        --             (19)        --           --          --
   INCREASE (DECREASE)
    IN UNREALIZED
    APPRECIATION/
    DEPRECIATION ON:
     Investments              (2,302,063)  (14,909,721)   1,257,265    (759,869)   (1,390,957)   1,199,814    1,645,009        --
     Futures                        --            --         33,469        --           1,500      (10,300)        --          --
     Written options                --            --           --          --            --           --          1,231        --
     Foreign currency
       related
       transactions                 (666)        8,867          269        --            --           --           --          --
------------------------------------------------------------------------------------------------------------------------------------
   Net realized and
    unrealized gain
    (loss) on
    investments               (2,547,691)  (11,067,598)   3,709,737    (967,101)   (2,008,652)   1,108,950    2,563,055          39
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
  IN NET ASSETS
  RESULTING FROM
  OPERATIONS                 $(2,500,677)  $(9,563,628)  $4,891,377   $(943,644)  $(1,943,795)  $1,375,881   $5,760,419    $492,124
====================================================================================================================================


*    For the period November 25, 1997 (inception) through September 30, 1998.

**   For the period November 21, 1997 (inception) through September 30, 1998.

***  For the period December 2, 1997 (inception) through September 30, 1998.

**** For the period August 3, 1998 (inception) through September 30, 1998.


----------
See Notes to Financial Statements.

                                           46 & 47

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIOD ENDED SEPTEMBER 30, 1998

------------------------------------------------------------------------------------------------------------------------------------
                               EMERGING    INTERNATIONAL    U.S.       SMALL-CAP     MID-CAP      S&P 500                   MONEY
                                MARKETS       EQUITY       EQUITY    VALUE EQUITY    GROWTH       INDEX       INCOME       MARKET
                                 FUND*        FUND*        FUND*       FUND****      FUND*        FUND*        FUND**       FUND***
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE)
  IN NET ASSETS
  OPERATIONS:
   Net investment income     $   47,014  $  1,503,970  $  1,181,640  $    23,457  $   64,857  $   266,931  $ 3,197,364  $   492,085
   Net realized gain (loss)
     on investments,
     futures, and foreign
     currency related
     transactions              (244,962)    3,833,256     2,418,734     (207,232)   (619,195)     (80,564)     916,815           39
   Net increase (decrease)
     in unrealized
     appreciation/
     depreciation            (2,302,729)  (14,900,854)    1,291,003     (759,869) (1,389,457)   1,189,514    1,646,240         --
------------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease)
     from operations         (2,500,677)   (9,563,628)    4,891,377     (943,644) (1,943,795)   1,375,881    5,760,419      492,124
------------------------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
    Net investment income       (22,361)      (21,580)      (80,261)        --        (7,583)     (20,501)  (3,199,802)    (492,085)
------------------------------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS           (22,361)      (21,580)      (80,261)        --        (7,583)     (20,501)  (3,199,802)    (492,085)
------------------------------------------------------------------------------------------------------------------------------------
  Increase (decrease) in
     net assets from
     operations and
     distributions           (2,523,038)   (9,585,208)    4,811,116     (943,644) (1,951,378)   1,355,380    2,560,617           39
------------------------------------------------------------------------------------------------------------------------------------
  SHARE TRANSACTIONS:
   Proceeds from sale
     of shares                7,584,622   126,319,228   112,863,469   10,000,110  15,291,488   18,862,804   67,027,457   32,721,555
   Value of distributions
     reinvested                  22,361        21,580        80,261         --         7,583       20,501    3,182,314      488,997
   Cost of shares redeemed      (20,609)   (2,341,803)   (3,202,333)        --      (139,195)     (52,260)  (1,326,252) (26,108,365)
------------------------------------------------------------------------------------------------------------------------------------
   Net increase from
     share transactions       7,586,374   123,999,005   109,741,397   10,000,110  15,159,876   18,831,045   68,883,519    7,102,187
------------------------------------------------------------------------------------------------------------------------------------
  TOTAL INCREASE IN
   NET ASSETS                 5,063,336   114,413,797   114,552,513    9,056,466  13,208,498   20,186,425   71,444,136    7,102,226

NET ASSETS
  Beginning of period              --            --            --           --          --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
  End of period              $5,063,336  $114,413,797  $114,552,513   $9,056,466 $13,208,498  $20,186,425  $71,444,136   $7,102,226
====================================================================================================================================

UNDISTRIBUTED
  (OVERDISTRIBUTED)
  NET INVESTMENT INCOME,
  END OF PERIOD              $   12,029  $  1,447,353  $  1,104,124   $   23,457 $    57,283  $   246,641  $   366,039   $      --
------------------------------------------------------------------------------------------------------------------------------------
CHANGES IN FUND SHARES:
   Shares sold by
     subscription               746,750    11,565,378    11,070,334    1,016,007   1,502,376    1,862,744    6,692,568   32,721,555
   Issued for distributions
     reinvested                   2,224         2,109         7,974         --           773        2,045      313,760      488,997
   Shares redeemed               (1,927)     (189,344)     (291,178)        --       (13,665)      (5,099)    (129,112) (26,108,365)
------------------------------------------------------------------------------------------------------------------------------------
   Net increase in
    fund shares                 747,047    11,378,143    10,787,130    1,016,007   1,489,484    1,859,690    6,877,216    7,102,187
====================================================================================================================================



*    For the period November 25, 1997 (inception) through September 30, 1998.

**   For the period November 21, 1997 (inception) through September 30, 1998.

***  For the period December 2, 1997 (inception) through September 30, 1998.

**** For the period August 3, 1998 (inception) through September 30, 1998.

----------
See Notes to Financial Statements.

                                           48 & 49

                                NOTES TO FINANCIAL STATEMENTS September 30, 1998
--------------------------------------------------------------------------------


1. Organization of the Funds

GE Institutional Funds (the "Trust") is registered under the Investment Company Act of 1940 as amended (the "1940 Act") as an open-end management investment company. The Trust was organized as a Delaware business trust on May 23, 1997, and is authorized to issue an unlimited number of shares. It is currently comprised of thirteen investment funds (each a "Fund" and collectively the "Funds") only eight of which are currently active, as follows: Emerging Markets Fund, International Equity Fund, U.S. Equity Fund, Small-Cap Value Equity Fund, Mid-Cap Growth Fund, S&P 500 Index Fund, Income Fund and Money Market Fund. The Funds (except Money Market Fund) are presently authorized to issue two classes of shares - the Investment Class and the Service Class. However, as of September 30, 1998, only the Investment Class has investors. The Trust expects that most of the time each Fund will have relatively few shareholders, (as compared with most mutual funds) but that these shareholders will invest substantial amounts in a Fund (the minimum initial investment in each Fund is $35 million).

The commencement dates of the Funds were as follows: Emerging Markets Fund, International Equity Fund, U.S. Equity Fund, Mid-Cap Growth Fund, S&P 500 Index Fund - November 25, 1997; Small-Cap Value Equity Fund - August 3, 1998; Income Fund - November 21, 1997; and Money Market Fund - December 2, 1997.

These financial statements only represent the activities of the Investment
Class.


2. Summary of Significant
   Accounting Policies

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Trust:

SECURITY VALUATION AND TRANSACTIONS

Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a computerized matrix system, which considers market transactions and dealer supplied valuations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are principally traded. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Forward foreign currency contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. Short-term investments maturing within 60 days are valued at amortized cost or original cost plus accrued interest both of which approximate fair value. Fund positions which cannot be valued as set forth above are valued at fair value determined under procedures approved by the Board of Trustees of the Funds.

In accordance with Rule 2a-7 of the 1940 Act, the Money Market Fund values its securities initially at cost, and, thereafter, securities are assumed to have a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

Transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of specific identified cost for both financial statement and federal tax purposes.

FOREIGN CURRENCY

Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized or unrealized gain or loss from investments. Reported net realized exchange gains or losses from foreign currency transactions represent gain or loss on sales of foreign currencies, currency gains or losses between the trade date and the settlement date on securities transactions, net realized gains and losses on sales and maturities of forward foreign currency contracts, and the difference between the amounts of foreign investment income and

                                NOTES TO FINANCIAL STATEMENTS September 30, 1998
--------------------------------------------------------------------------------

withholding taxes accrued on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in exchange rates are included as increases or decreases in unrealized appreciation /depreciation on foreign currency related transactions.


INCOME TAXES

The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income and realized gains to its shareholders and, therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes. Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Funds incurred and elected to defer losses at October 31, 1997 as follows:


                                 CURRENCY       CAPITAL
                                 --------      ---------

Emerging Markets Fund             $10,665      $188,237

International Equity Fund          33,974          --

Small-Cap Value Equity Fund          --         207,232

Mid-Cap Growth Fund                   19        616,491

S&P 500 Index Fund                   --          90,864


INVESTMENT INCOME

Corporate actions (including cash dividends) are recorded net of non-reclaimable tax withholdings on the ex-dividend date, except for certain foreign securities for which corporate actions are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds are accreted or amortized to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES

The Funds pay a "unitary fee" equivalent to the Funds' advisory and administration fee. This fee includes any normal operating expenses payable by the Funds, except for fees paid to the Trust's independent Trustees.


DISTRIBUTIONS TO SHAREHOLDERS

The Income Fund and Money Market Fund declare investment income dividends daily and pay them monthly. All other Funds declare and pay dividends from net investment income annually. All Funds declare and pay net realized capital gains distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of realized and unrealized gains and losses on forward foreign currency contracts, paydown gains and losses on mortgage-backed securities and losses deferred due to wash sale transactions. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.


WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

The Funds may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled for a future time. Settlement dates may be a month or more after entering into these transactions, and such transactions may involve a risk of loss if the value of the underlying security changes prior to the settlement date. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. This may increase the risk if the other party involved in the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices and yields. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Funds will not enter into such agreements for the purpose of investment leverage.

FOREIGN SECURITIES

All Funds may invest in foreign securities, subject to certain limitations. There are certain additional risks involved when investing in foreign securities (including those denominated in foreign currencies) that are not inherent

                                NOTES TO FINANCIAL STATEMENTS September 30, 1998
--------------------------------------------------------------------------------

in domestic securities. These risks may involve foreign currency exchange rate fluctuations; changes in foreign exchange control regulations; application of foreign tax laws, including withholding taxes; and increased uncertainty about changes in governmental administration or economic or monetary policy (in the United States or abroad). The Funds may be subject to restrictions on the repatriation of foreign currencies and may be limited on the use or removal of its assets. Additionally, investments in developing or emerging markets involve increased uncertainty about adverse political and economic developments as described above. The ability to hedge currency risk in these markets may be limited, and therefore, investments in these markets may be exposed to currency devaluation.


FOREIGN CURRENCY CONTRACTS

A foreign currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Certain Funds may enter into foreign currency contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. No Funds may utilize forward currency contracts for speculative purposes. Contracts to sell are generally used to hedge the Fund's investments against currency fluctuations or to offset a previous contract to buy. Contracts to buy are generally used to hedge exposure to foreign currencies or to offset a previous contract to sell. Currency exposure exists during the period that a foreign denominated investment is held or during a period between the trade date and settlement date of an investment which is purchased or sold. These contracts involve market risk in excess of the unrealized gain or loss reflected in the fund's Statement of Assets and Liabilities. This amount represents the aggregate exposure to each currency the fund has acquired or hedged through currency contracts at period end. Losses may arise from changes in the value of foreign currency or if the counterparties do not perform under the contracts' terms.


REPURCHASE AGREEMENTS

Each of the Funds may enter into repurchase agreements. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. There is the risk that the collateral may be insufficient to meet the obligation in the event of default.


FUTURES AND OPTIONS

Each Fund, other than the Money Market Fund, may invest in futures contracts and purchase and write options, subject to certain limitations. The Funds may invest in futures and options contracts for the following reasons: (1) for the purpose of hedging against the effects of changes in the value of portfolio securities or other investments due to anticipated changes in interest rates, stock market conditions and currency market conditions, (2) to gain stock, bond, or currency market exposure for accumulating and residual cash positions, (3) for duration management, and (4) when such transactions are an economically appropriate way to reduce risks inherent in the management of a Fund. Buying futures, writing puts and buying calls tend to increase a Fund's exposure to the underlying instrument. Selling futures, buying puts and writing calls tend to decrease a Fund's exposure to the underlying instrument, or hedge other fund investments. A Fund will not enter into a transaction involving futures and options on futures for speculative purposes.

These investments involve, to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statement of Assets and Liabilities. The face or contract amounts, shown in the Schedule of Investments under the captions "Other Information", "Call Options" and "Put Options" reflect the extent of the involvement the Funds have in the particular classes of these instruments. Losses may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities and interest rates and currency. Losses also may arise if there is an illiquid secondary market for the instruments, or an inability of counterparties to perform.

Upon entering into a futures contract, the Funds are required to deposit with the Funds' custodian in a segregated account, either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily change in the contract value and are recorded as unrealized gains and losses. The

                                NOTES TO FINANCIAL STATEMENTS September 30, 1998
--------------------------------------------------------------------------------

Funds recognize a realized gain or loss when the futures contract is closed. The Funds will realize a gain or loss upon the expiration or closing of an option transaction. When an option is exercised, the proceeds on the sale of a security as a result of exercising a written call option, the purchase cost of a security acquired from exercising a written put option, or the proceeds on the sale of the security from exercising a purchased put option or cost of the security acquired from exercising a purchased call option is adjusted by the amount of original premium received or paid.


SECURITY LENDING

The Funds may loan securities to brokers, dealers, and financial institutions determined by GEIM to be creditworthy, up to a maximum of 30% of the total value of the Fund's assets. The loans of securities will be secured by collateral in the form of cash or other liquid assets, which will be segregated and maintained with the custodian in an amount at least equal to the current market value of the loaned securities. The Funds receive a lender fee in addition to the interest and dividends on the loaned securities during the term of the loan. The Funds will receive any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested net of any rebate during the term of the loan. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.


3. Fees and Compensation Paid to Affiliates

ADVISORY AND ADMINISTRATION FEES

GE Investment Management, Incorporated ("GEIM"), a registered investment adviser, was retained by the Trust's Board of Trustees effective September 10, 1997 to act as investment adviser and administrator of the Funds.

Compensation of GEIM, a wholly-owned subsidiary of General Electric Company, for investment advisory and administrative services, is paid monthly based on the average daily net assets of each Fund. The advisory and administration fee for each Fund, except the S&P 500 Index Fund, declines incrementally as Fund assets increase. The advisory and administrative fee is stated in the following schedule:
                      Based on average daily net assets

                            AVERAGE DAILY             ADVISORY AND
                          NET ASSETS OF FUND        ADMINISTRATION FEES
--------------------------------------------------------------------------------

Emerging Markets         First $50 million                1.05%
  Fund                   Over $50 million                  .95%

International            First $25 million                 .75%
  Equity Fund            Next $50 million                  .65%
                         Over $75 million                  .55%

U.S. Equity Fund         First $25 million                 .55%

Mid-Cap                  Next $25 million                  .45%
  Growth Fund            Over $50 million                  .35%

Small-Cap Value          First $25 million                 .70%
  Equity Fund            Next $25 million                  .65%
                         Over $50 million                  .60%
S&P 500
  Index Fund             All assets                        .15%

Income Fund              First $25 million                 .35%
                         Next $25 million                  .30%
                         Next $50 million                  .25%
                         Over $100 million                 .20%

Money Market Fund        First $25 million                 .25%
                         Next $25 million                  .20%
                         Next $50 million                  .15%
                         Over $100 million                 .10%

From time to time, GEIM may waive or reimburse advisory or administrative fees paid by a Fund.

TRUSTEE COMPENSATION

The Funds pay no compensation to their Trustees who are officers or employees of GEIM or its affiliates. Trustees who are not such officers or employees receive an annual fee of $5,000 and an additional fee of $500 per Trustees' meeting attended in person. These fees are allocated proportionally among the funds based upon the relative net assets of each fund.


4. Sub-advisory Fees

Pursuant to an investment sub-advisory agreement with GEIM, effective November 25, 1997, State Street Global Advisors ("SSgA"), a division of State Street Bank and Trust Company, became the sub-advisor to the S&P 500 Index Fund. SSgA is responsible for the day-to-day portfolio management of S&P 500 Index Fund, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, under the general supervision of GEIM and the Board.

                                NOTES TO FINANCIAL STATEMENTS September 30, 1998
--------------------------------------------------------------------------------

Pursuant to an investment sub-advisory agreement with GEIM, effective August 3, 1998, Palisade Capital Management, LLC ("Palisade") became the sub-adviser to the Small-Cap Value Equity Fund. The Small-Cap Value Equity Fund is managed by an investment advisory committee composed of the following members: Jack Feiler, Martin L. Berman, Steven E. Berman, Richard Meisenberg and Mark Degenhart. Mr. Feiler is responsible for the day-to-day portfolio management of the Small-Cap Value Equity Fund's assets, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, under the general supervision of GEIM and the Board.

For their services, GEIM pays SSgA and Palisade monthly sub-advisory fees which are calculated as a percentage of the average daily net assets of the respective funds. The following annual rates apply for each of the fund's average daily net assets;

                              S&P 500              SMALL-CAP
                             INDEX FUND         VALUE EQUITY FUND
--------------------------------------------------------------------------------

First $100 million              .05%                  .35%

Next $100 million               .04%                  .35%

Next $100 million               .04%                  .325%

Amounts in excess
of $300 million                 .03%                  .30%


5. Aggregate Unrealized
   Appreciation and Depreciation

Aggregate gross unrealized appreciation/(depreciation) of investments for each Fund at September 30, 1998, were as follows:

                                                                       NET
                              GROSS                 GROSS          UNREALIZED
                           UNREALIZED            UNREALIZED       APPRECIATION/
                          APPRECIATION          DEPRECIATION     (DEPRECIATION)
--------------------------------------------------------------------------------

Emerging Markets
   Fund                    $ 226,782            $ 2,528,845      $ (2,302,063)

International
   Equity Fund             6,442,278             21,351,999       (14,909,721)

U.S. Equity Fund          10,949,938              9,692,673         1,257,265

Small-Cap Value
   Equity Fund               309,130              1,068,999          (759,869)

Mid-Cap
   Growth Fund             1,067,653              2,458,610        (1,390,957)

S&P 500
   Index Fund              2,616,475              1,416,661         1,199,814

Income Fund                1,894,677                249,668         1,645,009

The aggregate cost of each Fund's investments was substantially the same for book and federal income tax purposes at September 30, 1998.


6. Options

During the period ended September 30, 1998, the following option contracts were written:

                                               U.S. EQUITY FUND
--------------------------------------------------------------------------------
                                           NUMBER
                                        OF CONTRACTS         PREMIUM
--------------------------------------------------------------------------------

Balance as of November 25, 1997             --               $  --

Written                                      2                 481

Closed and Expired                          (2)               (481)

Exercised                                    --                 --
--------------------------------------------------------------------------------
Balance as of September 30, 1998             0               $   0
================================================================================

                                                       INCOME FUND
--------------------------------------------------------------------------------
                                               NUMBER
                                            OF CONTRACTS           PREMIUM
--------------------------------------------------------------------------------
Balance as of November 21, 1997                  --                $    --

Written                                          16,200              56,655

Closed and Expired                              (10,245)            (32,388)

Exercised                                        (1,990)             (8,461)
--------------------------------------------------------------------------------
Balance as of September 30, 1998                  3,965            $ 15,806
================================================================================

                                NOTES TO FINANCIAL STATEMENTS September 30, 1998
--------------------------------------------------------------------------------

7. Investment Transactions

The cost of purchases and the proceeds from sales of investments, other than U.S. Government securities, short-term securities and options, for the period ended September 30, 1998, were as follows:


                                      PURCHASES            SALES
--------------------------------------------------------------------------------

Emerging Markets Fund               $ 11,441,494       $ 4,336,038

International
   Equity Fund                       170,522,587        48,888,415

U.S. Equity Fund                     137,121,469        29,145,032

Small-Cap Value
   Equity Fund                        10,600,436         1,047,297

Mid-Cap Growth Fund                   15,508,841         1,668,202

S&P 500 Index Fund                    18,093,260           121,333

Income Fund                           26,380,564         7,134,504

The cost of purchases and the proceeds from sales of long-term U.S. Government securities for the period ended September 30, 1998, were as follows:

                                       PURCHASES            SALES
--------------------------------------------------------------------------------

Income Fund                          $ 217,761,912     $ 168,933,870


8.  Beneficial Interest

The number of shareholders each owning 5% or more of a Fund and the total percentage of the Fund held by such shareholders at September 30, 1998 are:

                                 5% OR GREATER SHAREHOLDERS
--------------------------------------------------------------------------------
                                                     % OF
                                     NUMBER        FUND HELD
--------------------------------------------------------------------------------

Emerging Markets Fund                 2              97%

International Equity Fund             4              91%

U.S. Equity Fund                      3              98%

Small-Cap Value Equity Fund           1             100%

Mid-Cap Growth Fund                   2              97%

S&P 500 Index Fund                    2              99%

Income Fund                           3              98%

Money Market Fund                     3             100%

Investment activities of these shareholders could have a material impact on these funds.

At September 30, 1998, GE Capital Assurance Company, an indirect wholly-owned subsidiary of General Electric Company, owned 100% of the shares outstanding of the GE Institutional Small-Cap Value Equity Fund.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of GE Institutional Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds constituting GE Institutional Funds (the "Trust") at September 30, 1998, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 9, 1998

                                         GE Institutional Funds' Investment Team
--------------------------------------------------------------------------------

 Portfolio Managers
 EMERGING MARKETS FUND
 INTERNATIONAL EQUITY FUND
 Team led by
 Ralph R. Layman

 U.S. EQUITY FUND
 Team led by
 Eugene K. Bolton

 MID-CAP GROWTH FUND
 Elaine G. Harris

 SMALL-CAP VALUE EQUITY FUND
 Investment Committee:
 Jack Feiler
 Martin L. Berman
 Steven E. Berman
 Richard Meisenberg
 Mark Degenhart
   Palisade Capital Mgmt., L.L.C.

 S&P 500 INDEX FUND
 Team led by
 James B. May
   State Street Global Advisors

 INCOME FUND
 MONEY MARKET FUND
 Team led by
 Robert A. MacDougall

 Investment Adviser
 and Administrator
 GE Investment Management, Inc.

 Trustees
 Michael J. Cosgrove
 John R. Costantino
 Alan M. Lewis
 William J. Lucas
 Robert P. Quinn

 Secretary
 Matthew J. Simpson

 Treasurer
 Jeffrey A. Groh

 Assistant Treasurers
 Michael M. D'Ambrosio
 Sandra J. O'Keefe
 Michael J. Tansley

 Distributor
 GE Investment Distributors, Inc.
  Member NASD and SIPC

 Counsel
 Sutherland, Asbill & Brennan, L.L.P

 Custodian
 State Street Bank & Trust Company

 Independent Accountants
 PricewaterhouseCoopers LLP

 Officers of the Investment Adviser
 John H. Myers, Chairman of the Board and President
 Eugene K. Bolton, EVP, Domestic Equities
 Michael J. Cosgrove, EVP, Mutual Funds
 Ralph R. Layman, EVP, International Equities
 Alan M. Lewis, EVP, General Counsel and Secretary
 Robert A. MacDougall, EVP, Fixed Income
 Geoffrey R. Norman, EVP, Institutional Marketing
 Thomas J. Szkutak, EVP, Chief Financial Officer
 Don W. Torey, EVP, Alternative Investments and Real Estate

Investment Adviser
GE Investment Management Incorporated
3003 Summer Street
Stamford, CT 06905



Distributor
GE Investment Distributors, Inc.
Member NASD and SIPC
777 Long Ridge Road, Building B
Stamford, CT 06927

[GE Logo Omitted]

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